EXHIBIT 10-1

The Procter & Gamble 2009 Stock and Incentive Compensation Plan

The Procter & Gamble Company
Executive Offices 1 Procter & Gamble Plaza Cincinnati, OH 45202-3315 www.pg.com

October 13, 2009

To:	Participants in The Procter & Gamble 2009 Stock and Incentive Compensation Plan

This document provides a copy of The Procter & Gamble 2009 Stock and Incentive Compensation Plan followed by important Additional Information. Please save this with your stock option materials.

Very truly yours,

Steven W. Jemison Secretary

This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.

    R e w a r d s  o f  L e a d e r s h i p

The Procter & Gamble 2009 Stock and Incentive Compensation Plan

ARTICLE A — Purpose.

The purposes of The Procter & Gamble 2009 Stock and Incentive Compensation Plan (the “Plan”) are to strengthen the alignment of interests between those employees of The Procter & Gamble Company (the “Company”) and its subsidiaries who are largely responsible for the success of the business (the “Participants”) and the Company’s shareholders through ownership behavior and the increased ownership of shares of the Company’s common stock (the “Common Stock”), and to encourage the Participants to remain in the employ of the Company and its subsidiaries. This will be accomplished through the granting of options to purchase shares of Common Stock, the granting of performance related awards, the payment of a portion of the Participants’ remuneration in shares of Common Stock, the granting of deferred awards related to the increase in the price of Common Stock, and the granting of restricted stock units (“RSUs”) or other awards that are related to the price of Common Stock.

ARTICLE B — Administration.

1. The Plan shall be administered by the Compensation & Leadership Development Committee (the “Committee”) of the Board of Directors of the Company (the “Board”), or such other committee as may be designated by the Board. The Committee shall consist of not fewer than three (3) members of the Board who are “Non-Employee Directors” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “1934 Act”) to be appointed by the Board from time to time and to serve at the discretion of the Board. They shall also have been deemed independent by the Board under the Company’s independence guidelines and the applicable national securities exchange which serves as the principal trading market for the Common Stock. The Committee may establish such regulations, provisions, and procedures within the terms of the Plan as, in its opinion, may be advisable for the administration and operation of the Plan, and may designate the Secretary of the Company or other employees of the Company to assist the Committee in the administration and operation of the Plan and may grant authority to such persons to execute documents on behalf of the Committee. The Committee shall report on the administration of the Plan as requested by the Board.

2. Subject to the express provisions of the Plan, the Committee shall have authority: to grant nonstatutory and incentive stock options; to grant stock appreciation rights either freestanding or in tandem with simultaneously granted stock options; to grant Performance Awards (as defined in Article J); to award a portion of a Participant’s remuneration in shares of Common Stock subject to such conditions or restrictions, if any, as the Committee may determine; to award RSUs or other awards that are related to the price of Common Stock; to determine all the terms and provisions of the respective stock option, stock appreciation right, stock award, RSU, or other award agreements including setting the dates when each stock option or stock appreciation right or part thereof may be exercised and determining the conditions and restrictions, if any, of any shares of Common Stock acquired through the exercise of any stock option; to provide for special terms for any stock options, stock appreciation rights, stock awards, RSUs or other awards granted to Participants who are foreign nationals or who are employed by the Company or any of its subsidiaries outside of the United States of America in order to fairly accommodate for differences in local law, tax policy or custom and to approve such supplements to or amendments, restatements or alternative versions of the Plan as the Committee may consider necessary or appropriate for such purposes (without affecting the terms of the Plan for any other purpose); and to make all other determinations it deems necessary or advisable for administering the Plan. In addition, at the time of grant the Committee shall have the further authority to:

(a) waive the provisions of Article F, Paragraph 1(a), 1(b) and 1(c);

(b) waive the provisions of Article G, Paragraph 9(a) and 9(b); and

(c) impose conditions in lieu of those set forth in Article G, Paragraphs 7, 8, 9 and 11 for nonstatutory stock options, incentive stock options and stock appreciation rights which do not increase or extend the rights of the Participant.

ARTICLE C — Participation.

The Committee shall select as Participants those employees of the Company and its subsidiaries who, in the opinion of the Committee, have demonstrated a capacity for contributing in a substantial manner to the success of such companies.

ARTICLE D — Limitation on Number of Shares Available Under the Plan.

1. Unless otherwise authorized by the shareholders, or as provided in this Article D or Article K of the Plan, the maximum aggregate number of shares available for award under the Plan shall be the sum of:

(a) 160,000,000 new shares; and

(b) the shares previously authorized but not awarded under The Procter & Gamble 2001 Stock and Incentive Compensation Plan and The Gillette Company 2004 Long-Term Incentive Plan, in each case, as of the date on which the Plan is approved by shareholders (e.g., approximately 181,113,260 shares in total).

2. In addition to the shares authorized for award by Paragraph 1 of this Article D, any shares awarded under the Plan, or any of the following plans, that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of shares, are settled in cash in lieu of shares, or are exchanged with the Committee’s permission prior to the issuance of shares, for awards not involving shares, shall be available for award under the Plan:

(a) The Procter & Gamble 1992 Stock Plan;

(b) The Procter & Gamble 1992 Stock Plan (Belgian Version);

(c) The Procter & Gamble Future Shares Plan;

(d) The Procter & Gamble 2001 Stock and Incentive Compensation Plan;

(e) The Gillette Company 1971 Stock Option Plan; and

(f) The Gillette Company 2004 Long-Term Incentive Plan.

Any shares that become available for award under this Article D, Paragraph 2 shall be added back to the aggregate shares available using the ratio set forth in Article D, Paragraphs 3(a) and 3(b) below (e.g., one for one for stock options and stock appreciation rights and 2.88 shares for each share awarded for all other awards).

3. Solely for purposes of calculating the number of shares remaining available for grant under this Article D:

(a) all stock options and stock appreciation rights awards shall be counted on a one for one basis;

(b) all full value awards under the Plan to be settled in shares shall be counted as 2.88 shares for each share awarded;

(c) except as otherwise noted in this Article D, Paragraph 4 below, only shares issued by the Company shall be counted against the number of shares available; and

(d) “shares issued” shall include all shares delivered pursuant to the Plan, all shares tendered, exchanged or withheld to cover option costs and/or taxes, and all shares underlying an award of stock appreciation rights once such stock appreciation rights are exercised.

4. Shares that were subject to a stock option or stock-settled stock appreciation right and were not issued upon the net settlement or net exercise of such stock option or stock appreciation right may not again be made available for issuance under the Plan.

5. Notwithstanding anything to the contrary contained herein, shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of stock options shall not be added to the shares available for award under Article D, Paragraph 1 above.

6. Subject to the provisions of Article K and Article L, and notwithstanding anything else herein to the contrary, without affecting the number of shares reserved or available hereunder the Committee may authorize the issuance or assumption of benefits under the Plan in connection with any merger, consolidation acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the rules under Sections 162(m), 409A, 422 and 424 of the Internal Revenue Code (“Code”) as and where applicable.

ARTICLE E — Shares Subject to Use Under the Plan.

1. The shares to be delivered by the Company upon exercise of stock options or stock appreciation rights shall be determined by the Committee and may consist, in whole or in part, of authorized but unissued shares or treasury shares. In the case of redemption of stock appreciation rights by one of the Company’s subsidiaries, such shares shall be shares acquired by that subsidiary.

2. For purposes of the Plan, restricted or unrestricted stock awarded or issued following settlement of RSUs under the terms of the Plan shall be authorized but unissued shares, treasury shares, or shares acquired in the open market by the Company or a subsidiary, as determined by the Committee.

ARTICLE F — Restrictions & Covenants.

1. In addition to such other conditions as may be established by the Committee, in consideration of the granting of an award under the terms of the Plan, each Participant agrees as follows:

(a) The right to exercise any stock option or stock appreciation right shall be conditional upon certification by the Participant at time of exercise that the Participant intends to remain in the employ of the Company or one of its subsidiaries for at least one (1) year following the date of the exercise of the stock option or stock appreciation right (provided that termination of employment due to Retirement or Special Separation shall not constitute a breach of such certification).

(b) In order to better protect the goodwill of the Company and its subsidiaries and to prevent the disclosure of the Company’s or its subsidiaries’ trade secrets and confidential information and thereby help ensure the long-term success of the business, the Participant, without prior written consent of the Company, will not engage in any activity or provide any services, whether as a director, manager, supervisor, employee, adviser, consultant or otherwise, for a period of three (3) years following the date of the Participant’s termination of employment with the Company, in connection with the manufacture, development, advertising, promotion, or sale of any product which is the same as or similar to or competitive with any products of the Company or its subsidiaries (including both existing products as well as products known to the Participant, as a consequence of the Participant’s employment with the Company or one of its subsidiaries, to be in development):

(i) with respect to which the Participant’s work has been directly concerned at any time during the two (2) years preceding termination of employment with the Company or one of its subsidiaries or

(ii) with respect to which during that period of time the Participant, as a consequence of the Participant’s job performance and duties, acquired knowledge of trade secrets or other confidential information of the Company or its subsidiaries.

For purposes of this Paragraph (b), it shall be conclusively presumed that Participants have knowledge of information they were directly exposed to through actual receipt or review of memos or documents containing such information, or through actual attendance at meetings at which such information was discussed or disclosed.

(c) To better protect the Company’s investment in its employees and to ensure the long-term success of the business, the Participant, without prior written consent of the Company, will not attempt directly or indirectly to induce any employee of the Company or its affiliates or subsidiaries to be employed or perform services elsewhere or attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company or its affiliates or subsidiaries.

(d) Because a main purpose of the Plan is to strengthen the alignment of interests between employees of the Company (including all affiliates and subsidiaries) and its shareholders to ensure the continued success of the Company, the Participant will not take any action that is significantly contrary to the best interests of the Company or its affiliates or subsidiaries. For purposes of this paragraph, an action taken “significantly contrary to the best interests of the Company or its affiliates or subsidiaries” includes without limitation any action taken or threatened by the Participant that the Committee determines has, or is reasonably likely to have, a significant adverse impact on the reputation, goodwill, stability, operation, personnel retention and management, or business of the Company or any affiliate or subsidiary.

(e) The provisions of this Article F are not in lieu of, but are in addition to the continuing obligation of the Participant (which Participant acknowledges by accepting any award under the Plan) to not use or disclose the Company’s or its subsidiaries’ trade secrets and confidential information known to the Participant until any particular trade secret or confidential information becomes generally known (through no fault of the Participant), whereupon the restriction on use and disclosure shall cease as to that item. Information regarding products in development, in test marketing or being marketed or promoted in a discrete geographic region, which information the Company or one of its subsidiaries is considering for broader use, shall not be deemed generally known until such broader use is actually commercially implemented. As used in this Article F, “generally known” means known throughout the domestic U. S. industry or, in the case of Participants who have job responsibilities outside of the United States, the appropriate foreign country or countries’ industry.

(f) By acceptance of any award granted under the terms of the Plan, the Participant acknowledges that if the Participant were, without authority, to use or disclose the Company’s or any of its affiliates’ or subsidiaries’ trade secrets or confidential information or threaten to do so, the Company or one of its subsidiaries would be entitled to injunctive and other appropriate relief to prevent the Participant from doing so. The Participant acknowledges that the harm caused to the Company by the breach or anticipated breach of this Article F is by its nature irreparable because, among other things, it is not readily susceptible of proof as to the monetary harm that would ensue. The Participant consents that any interim or final equitable relief entered by a court of competent jurisdiction shall, at the request of the Company or one of its subsidiaries, be entered on consent and enforced by any court having jurisdiction over the Participant, without prejudice to any rights either party may have to appeal from the proceedings which resulted in any grant of such relief.

(g) If any of the provisions contained in this Article F shall for any reason, whether by application of existing law or law which may develop after the Participant’s acceptance of an award under the Plan be determined by a court of competent jurisdiction to be overly broad as to scope of activity, duration, or territory, the Participant agrees to join the Company or any of its subsidiaries in requesting such court to construe such provision by limiting or reducing it so as to be enforceable to the extent compatible with then applicable law. If any one or more of the terms, provisions, covenants, or restrictions of this Article F shall be determined by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants, and restrictions of this Article F shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

2. The Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid or deferred awards at any time if the Participant is not in compliance with all terms and conditions set forth in the Plan. By acceptance of any award granted under the terms of the Plan, Participant acknowledges that the remedies outlined in this Paragraph 2 and in Paragraph 3 below are in addition to any remedy the Company or any affiliate or subsidiary may have at law or in equity, including without limitation injunctive and other appropriate relief.

3. Upon exercise, payment or delivery of an award, the Participant shall certify in a manner acceptable to the Company that he or she has complied with the terms and conditions of the Plan. In the event a Participant fails to comply with any provision in this Article F, the Participant shall repay to the Company the net proceeds of any exercises, payments or deliveries of awards which occur at any time after the earlier of the following two dates: (a) the date three years immediately preceding any such violation; or (b) the date 6 months prior to the Participant’s termination of employment with the Company. The Participant shall repay to the Company the net proceeds in such manner and on such terms and conditions as may be required by the Company, and the Company shall be entitled to set-off against the amount of any such net proceeds any amount owed to the Participant by the Company, to the extent that such set-off is not inconsistent with Section 409A of the Code. For purposes of this paragraph, net proceeds shall mean (1) for each stock option or stock appreciation right exercise, the difference between the exercise price and the greater of (i) the price of Common Stock on the date of exercise or (ii) the amount realized upon the disposition of the underlying shares, less any applicable taxes withheld by the Company; (2) for RSUs, the greater of (i) the number of net shares delivered to Participant multiplied by the closing price of Common Stock on the date of delivery or (ii) the amount realized upon the disposition of the number of net shares delivered, less any applicable taxes withheld by the Company; and (3) for restricted stock, the greater of (i) the number of net shares retained by, or delivered to, Participant after any restrictions lapse multiplied by the closing price of Common Stock on the date the restrictions lapse or (ii) the amount realized upon the disposition of the number of net shares delivered, less any applicable taxes withheld by the Company.

4. The fact that a Participant has been granted an award under the Plan shall not limit the right of the employer to terminate the Participant’s employment at any time.

5. The Company reserves the right from time to time to suspend the exercise of any stock option or stock appreciation right, the delivery of any shares or the settlement of any RSUs, where such suspension is deemed by the Company as necessary or appropriate for corporate purposes. No such suspension shall extend the life of the stock option or stock appreciation right beyond its expiration date, and in no event will there be a suspension in the five (5) calendar days immediately preceding the expiration date.

6. The Committee may require any Participant to accept any award under the Plan and/or to exercise any stock options or stock appreciation rights by means of electronic signature.

ARTICLE G — Stock Options and Stock Appreciation Rights.

1. All stock options and stock appreciation rights granted hereunder shall have a maximum life of no more than ten (10) years from the date of grant.

2. No stock options or stock appreciation rights shall be exercisable within one (1) year from their date of grant, except in the case of the death of the Participant.

3. The exercise price for all stock options and stock appreciation rights shall be established by the Committee at the time of their grant and shall be not less than one hundred percent (100%) of the fair market value of the Common Stock on the date of grant.

4. The maximum number of shares with respect to which stock options or stock appreciation rights may be granted to any Participant in any calendar year shall not exceed 2,000,000 shares.

5. If the Committee grants incentive stock options, all such stock options shall contain such provisions as permit them to qualify as “incentive stock options” within the meaning of Section 422 of the Code, as may be amended from time to time.

6. The maximum number of shares that may be issued as incentive stock options under the Plan shall be the aggregate number of shares available for award under Article D. The aggregate fair market value (determined at the time when the incentive stock option is exercisable for the first time by a Participant during any calendar year) of the shares for which any Participant may be granted incentive stock options under the Plan and all other stock option plans of the Company and its subsidiaries in any calendar year shall not exceed $100,000 (or such other amount as reflected in the limits imposed by Section 422(d) of the Code, as it may be amended from time to time).

7. Unless a transfer has been duly authorized by the Committee pursuant to Article G, Paragraph 8 below, during the lifetime of the Participant, stock options and stock appreciation rights may be exercised only by the Participant personally, or, in the event of the legal incompetence of the Participant, by the Participant’s duly appointed legal guardian and are not transferable other than by will or by the laws of descent and distribution. For the purpose of exercising stock options or stock appreciation rights after the death of the Participant:

(a) the persons to whom the stock options or stock appreciation rights have been transferred by will or the laws of descent and distribution shall have the privilege of exercising remaining stock options, stock appreciation rights or parts thereof, whether or not exercisable on the date of death of such Participant, at any time prior to the expiration date of the stock options or stock appreciation rights; and

(b) the duly appointed executors and administrators of the estate of the deceased Participant shall have the same rights and obligations with respect to the stock options and stock appreciation rights as legatees or distributees would have after distribution to them from the Participant’s estate.

8. The Committee may authorize the transfer of stock options and stock appreciation rights upon such terms and conditions as the Committee may require; provided, however, that no stock option or stock appreciation right may be sold by a Participant without shareholder approval. Such transfer shall become effective only upon the Committee’s complete satisfaction that the proposed transferee has strictly complied with such terms and conditions, and both the original Participant and the transferee shall be subject to the same terms and conditions hereunder as the original Participant.

9. In the event that a Participant ceases to be an employee of the Company or any of its subsidiaries while holding an unexercised stock option or stock appreciation right:

(a) Any unexercisable portions thereof are then void, except in the case of: (1) death of the Participant; (2) Retirement or Special Separation that occurs more than six months from the date the options were granted; or (3) any option as to which the Committee has waived, at the time of grant, the provisions of this Article G, Paragraph 9(a).

(b) Any exercisable portions thereof are then void, except in the case of: (1) death of the Participant; (2) Retirement or Special Separation; or (3) any option as to which the Committee has waived, at the time of grant, the provisions of this Article G, Paragraph 9(b).

The definitions of “Special Separation” and “Retirement” are set forth in Article L, Paragraphs 5 and 6 of the Plan, respectively.

10. For purposes of this Article G, Paragraph 10 of the Plan, an employee on a leave of absence shall not be deemed to have “ceased to be an employee of the Company or any of its subsidiaries” during that time. Leave of absence means any period of time away from work granted to any employee by his or her employer because of illness, injury, or other reasons satisfactory to the employer.

11. Upon the exercise of stock appreciation rights, the Participant shall be entitled to receive a redemption differential for each such stock appreciation right which shall be the difference between the then fair market value of one share of Common Stock and the exercise price of one stock appreciation right then being exercised. In the case of the redemption of stock appreciation rights by a subsidiary of the Company not located in the United States, the redemption differential shall be calculated in United States dollars and converted to the appropriate local currency on the exercise date. As determined by the Committee, the redemption differential may be paid in cash, Common Stock to be valued at its fair market value on the date of exercise, any other mode of payment deemed appropriate by the Committee or any combination thereof.

12. With respect to stock options granted in tandem with stock appreciation rights, the exercise of either such stock options or such stock appreciation rights will result in the simultaneous cancellation of the same number of tandem stock appreciation rights or stock options, as the case may be.

13. Except as permitted by Article K or as otherwise authorized by shareholders, no stock option or stock appreciation right shall be amended to reduce the exercise price or cancelled in exchange for cash, other awards or stock options or stock appreciation rights having a lower exercise price without the prior approval of the shareholders of the Company. This Article G, Paragraph 13 is intended to prohibit the re-pricing of “underwater” stock options and stock appreciation rights and shall not be construed to prohibit the adjustments permitted under Article K of the Plan.

14. No dividends or dividend equivalents shall be awarded under the Plan for any stock options or stock appreciation rights.

ARTICLE H — Payment for Stock Options and Tax Withholding for All Awards.

Upon the exercise of a stock option, payment in full of the exercise price shall be made by the Participant. As determined by the Committee, the stock option exercise price may be paid by the Participant either in cash, shares of Common Stock valued at their fair market value on the date of exercise, a combination thereof, or such other method as determined by the Committee. In addition to payment of the exercise price, the Committee may authorize the Company to charge a reasonable administrative fee for the exercise of any stock option. Furthermore, to the extent the Company is required to withhold federal, state, local or foreign taxes in connection with any Participant’s stock option or stock appreciation right exercise or the lapse of restrictions on, or delivery of shares pursuant to, any

Participant’s award of shares of Common Stock or RSUs, the Committee may require the Participant to make such arrangements as the Company may deem necessary for the payment of such taxes required to be withheld (including, without limitation, relinquishment of a portion of such stock options, the proceeds received by the Participant in a simultaneous exercise and sale of stock during a “cashless” exercise, or the RSUs or shares of Common Stock subject to such restrictions). Notwithstanding any action taken by the Company with respect to any income tax, social insurance, payroll tax, or other tax, the acceptance of an award under the Plan represents the Participant’s acknowledgement that the ultimate liability for any such tax owed by the Participant is and remains the Participant’s responsibility, and that the Company makes no representations about the tax treatment of any award, and does not commit to structure any aspect of the award to reduce or eliminate a Participant’s tax liability. In no event, however, shall the Committee be permitted to require payment from a Participant in excess of the maximum required tax withholding rates.

ARTICLE I — Grant of Unrestricted Stock, Restricted Stock or RSUs.

The Committee may grant Common Stock or RSUs to Participants under the Plan subject to such conditions or restrictions, if any, as the Committee may determine. Unless the grant materials for an award made under this Article I, including any statements of terms and conditions accompanying such award, state specifically to the contrary, the restrictions and covenants set forth in Article F shall apply to all such awards.

ARTICLE J — Performance Related Awards.

1. The Committee, in its discretion, may establish performance goals for selected Participants and authorize the granting of cash, stock options, stock appreciation rights, Common Stock, RSUs or other awards that are related to the price of Common Stock, other property, or any combination thereof (“Performance Awards”) to such Participants upon achievement of such established performance goals during a specified time period (the “Performance Period”). The Committee, in its discretion, shall determine the Participants eligible for Performance Awards, the performance goals to be achieved during each Performance Period, the amount of any Performance Awards to be paid, and the method of payment for any Performance Awards. Performance Awards may be granted either alone or in addition to other grants made under the Plan.

2. Notwithstanding the foregoing, any Performance Awards granted under this Article to any Participant subject to the restrictions set forth in Section 162(m) of the Code, other than stock options and stock appreciation rights that would otherwise qualify as performance-based compensation under Section 162(m) without the restrictions of this Article J, Paragraph 2, shall comply with all of the following requirements:

(a) Each award shall specify the specific performance objectives (the “Performance Objectives”) which, if achieved, will result in payment of the Performance Award. The Performance Objectives may be described in terms of Company-wide objectives that are related to the individual Participant or objectives that are related to a subsidiary, division, department, region, function or business unit of the Company in which the Participant is employed, and may consist of one or more or any combination of the following criteria: stock price, market share, sales revenue, organic sales growth, cash flow, cash flow efficiency, earnings per share, return on equity, total shareholder return, gross margin, stock price growth measures, operating total shareholder return, net earnings or net income (before or after taxes), return on assets or capital, earnings (before or after interest, taxes, depreciation and/or amortization), operating income, operating margin, acquisition integration metrics, economic value added, and/or costs. The Performance Objectives may be made relative to the performance of other corporations. While the Committee may, in its discretion, change or modify the performance criteria used to calculate a Performance Award, all criteria used must be drawn from the above list and otherwise be valid performance criteria for purposes of Section 162(m) of the Code. The Committee may not change the criteria or Performance Objectives for any Performance Period that has already been approved by the Committee. The Committee may cancel a Performance Period or replace a Performance Period with a new Performance Period, provided that any such cancellation or replacement shall not cause the Performance Award to fail to meet the requirements of Section 162(m) of the Code.

(b) Each award shall specify the minimum level of achievement required by the Participant relative to the Performance Objectives to qualify for a Performance Award. In doing so, the award shall establish a formula for determining the percentage of the Performance Award to be awarded if performance is at or above the minimum level, but falls short of full achievement of the specified Performance Objectives. Each award may also establish a formula for determining an additional award above and beyond the Performance Award to be granted to the Participant if performance is at or above the specified Performance Objectives. Such additional award shall also be established as a percentage of the Performance Award. The Committee may decrease a Performance Award as determined by the Performance Objectives, but in no case may the Committee increase any Performance Award as determined by the Performance Objectives.

(c) The maximum Performance Award that may be granted to any Participant for any one-year Performance Period shall not exceed $20,000,000 or 400,000 shares of Common Stock (the “Annual Maximum”). The maximum Performance Award that may be granted to any Participant for a Performance Period greater than one year shall not exceed the Annual Maximum multiplied by the number of full years in the Performance Period.

(d) In the event an award intended to comply with Section 162(m) of the Code, all terms of the award and any accompanying Committee action shall be interpreted in a manner that results in the award complying with that section, and, to the extent a Plan term or Committee action is inconsistent with Section 162(m), the Plan term or Committee action shall be deemed modified (or, if necessary, treated as void) in a manner that results in compliance with Section 162(m).

ARTICLE K — Adjustments.

In the event of any future reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, share exchange, reclassification, distribution, spin-off, split-off or other change affecting the corporate structure, capitalization or Common Stock of the Company occurring after the date of approval of the Plan by the Company’s shareholders, (i) the amount of shares authorized to be issued under the Plan; (ii) the number of shares and/or the exercise prices covered by outstanding stock options, stock appreciation rights or RSUs; and (iii) the maximum award limits set forth in Article D, Article G, Paragraph 4 and Article J, Paragraph 2(c) shall be adjusted appropriately and equitably to prevent dilution or enlargement of rights under the Plan. Following any such change, the term “Common Stock” shall be deemed to refer to such class of shares or other securities as may be applicable.

ARTICLE L — Additional Provisions and Definitions.

1. The Plan may not be amended without the express authority of the Committee or the Board. The Board may, at any time, repeal the Plan or may amend it except that no such amendment may amend this paragraph, increase the total aggregate number of shares subject to the Plan or the share counting ratios set forth in Article D, Paragraph 3, reduce the price at which stock options, stock appreciation rights, RSUs or shares of Common Stock may be granted or exercised, or alter the class of employees eligible to receive awards under the Plan. Participants and the Company shall be bound by any such amendments as of their effective dates, but if any outstanding stock options, stock appreciation rights, RSUs or shares of Common Stock are materially affected adversely, notice thereof shall be given to the

Participants holding such stock options and stock appreciation rights and such amendments shall not be applicable without such Participant’s written consent. If the Plan is repealed in its entirety, all theretofore granted unexercised stock options or stock appreciation rights shall continue to be exercisable in accordance with their terms and RSUs, Performance Awards and shares of Common Stock subject to conditions or restrictions granted pursuant to the Plan shall continue to be subject to such conditions or restrictions.

2. In the case of a Participant who is an employee of a subsidiary of the Company, performance under the Plan, including the granting of shares of the Company, may be by the subsidiary. Nothing in the Plan shall affect the right of the Company or any subsidiary to terminate the employment of any Participant with or without cause. None of the Participants, either individually or as a group, and no beneficiary, transferee or other person claiming under or through any Participant, shall have any right, title, or interest in any shares of the Company purchased or reserved for the purpose of the Plan except as to such shares, if any, as shall have been granted or transferred to him or her. Nothing in the Plan shall preclude the awarding or granting of shares of the Company to employees under any other plan or arrangement now or hereafter in effect.

3. “Subsidiary” means any company in which more than fifty percent (50%) of the total combined voting power of all classes of stock is owned, directly or indirectly, by the Company or, if the company does not issue stock, more than fifty percent (50%) of the total combined ownership interest is owned, directly or indirectly, by the Company. In addition, the Board may designate for participation in the Plan as a “subsidiary,” except for the granting of incentive stock options, those additional companies affiliated with the Company in which the Company’s direct or indirect stock ownership is fifty percent (50%) or less of the total combined voting power of all classes of such company’s stock, or, if the company does not issue stock, the Company’s direct or indirect ownership is fifty percent (50%) or less of the company’s total combined ownership interest.

4. Notwithstanding anything to the contrary in the Plan, the following provisions shall apply in connection with a “Change in Control” (as defined in Paragraph (c) below).

(a) Awards Assumed by Successor

(i) Upon the occurrence of a Change in Control, any awards made under the Plan that are Assumed (as defined in Paragraph (v) below) by the entity effecting the Change in Control shall vest and be exercisable in accordance with the terms of the original grant unless, during the three (3) year period commencing on the date of the Change in Control (“Post-CIC period”):

(A)	Participant is involuntarily terminated for reasons other than for Cause (as defined in Paragraph (iii) below); or

(B)	Participant terminates his or her employment for Good Reason (as defined in Paragraph (iv) below).

(ii) Any Participant whose employment is terminated as described in Paragraphs 4(a)(i)(A) or 4(a)(i)(B) above shall be deemed a Special Separation, and any outstanding stock options and stock appreciation rights shall become fully vested and exercisable and any restrictions that apply to awards made pursuant to the Plan shall lapse on the date of termination and provided that any Participant who terminates his or her employment for Good Reason must:

(A)	provide the Company with a written notice of his her or her intent to terminate employment for Good Reason within sixty (60) days of Participant becoming aware of the circumstances giving rise to Good Reason; and

(B)	allow the Company thirty (30) days to remedy such circumstances to the extent curable.

(iii) Solely for purposes of this Article L, Paragraph 4 (and not for Article L, Paragraph 5), “Cause” shall mean:

(A)	Participant’s conviction of or plea of guilty or nolo contendere, or no contest to, a felony;

(B)	Participant’s violation of a material Company policy, which violation continues after written notice from the Company; or

(C)	Participant’s bad faith and/or willful failure or refusal to perform services.

(iv) Solely for purposes of this Article L, Paragraph 4, “Good Reason” shall mean the occurrence, during the Post-CIC Period, of any of the following without Participant’s written consent, in each case, when compared to the arrangements in effect immediately prior to the Change in Control:

(A)	a material reduction in Participant’s total compensation;

(B)	a material reduction in Participant’s annual or long-term incentive opportunities (including a material adverse change in the method of calculating Participant’s annual or long-term incentives);

(C)	a material diminution in Participant’s duties, responsibilities or authority; or

(D)	a relocation of more than 50 miles from Participant’s office location.

(v) For purposes of this Article L, Paragraph 4, an award shall be considered assumed (“Assumed”) if each of the following conditions are met:

(A)	stock options and stock appreciation rights are converted into a replacement award in a manner that complies with Section 409A of the Code;

(B)	RSUs and restricted stock awards are converted into a replacement award covering a number of shares of the entity effecting the Change in Control (or a successor or parent corporation), as determined in a manner substantially similar to the treatment of an equal number of shares of the Company common stock covered by the award; provided that to the extent that any portion of the consideration received by holders of the Company common stock in the Change Control transaction is not in the form of the common stock of such entity (or a successor or parent corporation), the number of shares covered by the replacement award shall be based on the average of the high and low selling prices of the common stock of such entity (or a successor or parent corporation) on the established stock exchange on the trading day immediately preceding the date of the Change in Control;

(C)	the replacement award contains provisions for scheduled vesting and treatment on termination of employment (including the definition of Cause and Good Reason) that are no less favorable to Participant than the underlying award being replaced, and all other terms of the replacement award (other than the security and number of shares represented by the replacement award) are substantially similar to the underlying award; and

(D)	the security represented by the replacement award is of a class that is publicly held and widely traded on an established stock exchange.

(b) Awards Not Assumed by Successor

(i) Upon the occurrence of a Change in Control, awards under the Plan which are not Assumed by the person(s) or entity(s) effecting the Change in Control shall become fully vested and exercisable on the date of the Change in Control and any restrictions that apply to such awards shall lapse.

(ii) Stock Options and Stock Appreciation Rights. For each stock option and stock appreciation right, Participant shall receive a payment equal to the difference between the consideration (consisting of cash or other property (including securities of a successor or parent corporation)) received by holders of Common Stock in the Change in Control transaction and the exercise price of the applicable stock option or stock appreciation right, if such difference is positive. Such payment shall be made in the same form as the consideration received by holders of Common Stock. Any stock options or stock appreciation rights with an exercise price that is higher than the per share consideration received by holders of Common Stock in connection with the Change in Control shall be cancelled for no additional consideration.

(iii) Restricted Stock and RSUs. The Participant shall receive the consideration (consisting of cash or other property (including securities of a successor or parent corporation)) which such Participant would have received in the Change in Control transaction had he or she been, immediately prior to such transaction, a holder of the number of shares of the Common Stock equal to the number of RSUs and/or shares of restricted stock covered by the award.

(iv) The payments contemplated by clauses (ii) and (iii) of this Paragraph 4(b) shall be made at the same time as consideration is paid to the holders of the Common Stock in connection with the Change in Control.

(c) For purposes of the Plan, a “Change in Control” shall mean the occurrence of any of the following:

(i) An acquisition (other than directly from the Company) of any voting securities of the Company (the “Voting Securities”) by any “Person” (as the term person is used for purposes of Section 13(d) or 14(d) of the 1934 Act), immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty percent (20%) or more of the then outstanding shares or the combined voting power of the Company’s then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred pursuant to this Paragraph 4(c), shares or Voting Securities which are acquired in a “Non-Control Acquisition” shall not constitute an acquisition which would cause a Change in Control. A “Non-Control Acquisition” shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a “Related Entity”), (ii) the Company or any Related Entity, or (iii) any Person in connection with a “Non-Control Transaction” (as defined in Paragraph 4(c)(iii)(A)(1) below);

(ii) The individuals who, as of October 14, 2009 are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least half of the members of the Board; or, following a Merger (as hereinafter defined) which results in a Parent Corporation (as defined in Paragraph 4(c)(iii)(A)(1) below), the board of directors of the ultimate Parent Corporation; provided, however, that if the election, or nomination for election by the Company’s common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

(iii) The consummation of:

(A)	A merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued (a “Merger”), unless such Merger is a “Non-Control Transaction.” A “Non-Control Transaction” shall mean a Merger where:

(1)	the stockholders of the Company, immediately before such Merger own directly or indirectly immediately following such Merger at least fifty percent (50%) of the combined voting power of the outstanding voting securities of (x) the corporation resulting from such Merger (the “Surviving Corporation”) in substantially the same proportion as their ownership immediately prior to such merger if fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly by another Person (a “Parent Corporation”), or (y) if there is one or more Parent Corporations, the ultimate Parent Corporation;

(2)	the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such Merger constitute at least half of the members of the board of directors of (x) the Surviving Corporation, if there is no Parent Corporation, or (y) if there is one or more Parent Corporations, the ultimate Parent Corporation; and

(3)	no Person other than (1) the Company, (2) any Related Entity, (3) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such Merger was maintained by the Company or any Related Entity, or (4) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of twenty percent (20%) or more of the then outstanding Voting Securities or shares, has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the outstanding voting securities or common stock of (x) the Surviving Corporation if there is no Parent Corporation, or (y) if there is one or more Parent Corporations, the ultimate Parent Corporation;

(B)	Shareholder approval of a complete liquidation or dissolution of the Company; or

(C)	Shareholder approval of the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Related Entity or under conditions that would constitute a Non-Control Transaction with the disposition of assets being regarded as a Merger for this purpose or the distribution to the Company’s stockholders of the stock of a Related Entity or any other assets).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the then outstanding shares or Voting Securities as a result of the acquisition of shares or Voting Securities by the Company which, by reducing the number of shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of shares or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional shares or Voting Securities which increases the percentage of the then outstanding shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

5. The term “Special Separation” shall mean any termination of employment that occurs prior to the time a Participant is eligible to retire, except a termination for cause or a voluntary resignation that is not initiated or encouraged by the Company. For purposes of this provision, a resignation that is in lieu of a termination for cause shall not be a Special Separation.

6. The term “Retirement” shall mean: (a) retirement in accordance with the provisions of any appropriate retirement plan of the Company or any of its subsidiaries; or (b) termination of employment under the permanent disability provision of any retirement plan of the Company or any of its subsidiaries.

ARTICLE M — Consent.

Every Participant who receives a stock option, stock appreciation right, RSU, or grant of shares pursuant to the Plan shall be bound by the terms and provisions of the Plan and of the stock option, stock appreciation right, RSU, or grant of shares agreement referable thereto, and the acceptance of any stock option, stock appreciation right, RSU, or grant of shares pursuant to the Plan shall constitute a binding agreement between the Participant and the Company and its subsidiaries and any successors in interest to any of them. Every Person who receives a stock option, stock appreciation right, RSU, or grant of shares from a Participant pursuant to the Plan shall, in addition to such terms and conditions as the Committee may require upon such grant, be bound by the terms and provisions of the Plan and of the stock option, stock appreciation right, RSU, or grant of shares agreement referable thereto, and the acceptance of any stock option, stock appreciation right, RSU, or grant of shares by such Person shall constitute a binding agreement between such Person and the Company and its subsidiaries and any successors in interest to any of them. The Plan shall be governed by and construed in accordance with the laws of the State of Ohio, United States of America.

ARTICLE N — Purchase of Shares or Stock Options.

The Committee may authorize any Participant to convert cash compensation otherwise payable to such Participant into stock options, RSUs or shares of Common Stock under the Plan upon such terms and conditions as the Committee, in its discretion, shall determine. Notwithstanding the foregoing, in any such conversion the shares of Common Stock shall be valued at no less than one hundred percent (100%) of their fair market value.

ARTICLE O — Duration of Plan.

The Plan will terminate on October 13, 2019 unless a different termination date is fixed by the shareholders or by action of the Board of Directors, but no such termination shall affect the prior rights under the Plan of the Company (or any subsidiary) or of anyone to whom stock options or stock appreciation rights were granted prior thereto or to whom shares or RSUs have been granted prior to such termination.

ARTICLE P — Compliance with Section 409A of the Internal Revenue Code.

To the extent applicable, it is intended that the Plan and any awards made hereunder comply with the provisions of Section 409A of the Code, so that the income inclusion and/or 20% additional tax provisions of Section 409A(a)(1) of the Code do not apply to the Participants. The Plan and any awards made hereunder shall be administered in a manner consistent with this intent. Any reference in the Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

Neither a Participant nor any of a Participant’s creditors or beneficiaries shall have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under the Plan and awards hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a Participant or for a Participant’s benefit under the Plan and awards hereunder may not be reduced by, or set-off against, any amount owing by a Participant to the Company or any of its Affiliates.

If, at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), (i) the Participant shall be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (ii) the Company shall make a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company shall not pay such amount on the otherwise scheduled payment date but shall instead pay it, without interest, as soon as practicable after the end of such six-month period.

Notwithstanding any provision of the Plan and grants hereunder to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments to the Plan and grants hereunder as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with the Plan and grants hereunder (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its Affiliates shall have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes or penalties.

ADDITIONAL INFORMATION

1.	Shares Awarded as a Portion of Remuneration

Any shares of Common Stock of the Company awarded as a portion of a participant’s remuneration shall be valued at not less than one hundred percent (100%) of the fair market value of the Company’s Common Stock on the date of the award. These shares may be subject to such conditions or restrictions as the Committee may determine, including a requirement that the participant remain in the employ of the Company or one of its subsidiaries for a set period of time, or until retirement. Failure to abide by any applicable restriction will result in forfeiture of the shares.

2.	U.S. Tax Effects

The following explanation of the U.S. tax effects of awards under the Plan is provided for general informational purposes and is not intended as individual tax guidance for the recipients of awards. It is each recipient’s responsibility to check with his or her personal tax adviser as to the tax effects and proper handling of stock options, stock appreciation rights, restricted stock, restricted stock units and Common Stock acquired. The discussion below relates specifically to the U.S. tax consequences of equity awards. In addition to U.S. tax consequences, the awards may be subject to tax by the recipient’s country of residence or citizenship at the same time or at a different time than the awards would be subject to tax by the U.S. Recipients who may be subject to tax in a non-U.S. jurisdiction should consult their personal tax advisers regarding the taxation of awards under the Plan.

Nonstatutory Stock Options

Nonstatutory stock options are not taxable to the optionee upon grant, but will result in taxable ordinary income to the optionee at the date of exercise of the option. The taxable amount will be equal to the difference between the market price of the optioned shares on the date of exercise and the option price. This amount is treated as a tax deductible expense to the Company at the time of the exercise of the option. Any appreciation in the value of the stock after the date of exercise is considered a long-term or short-term capital gain to the optionee depending on whether or not the stock was held for the appropriate holding period prior to sale.

Incentive Stock Options

Incentive Stock options are generally not taxable to the optionee upon grant or exercise if the optionee has continuously been an employee from the time the option has been granted until at least three months before it is exercised. However, the spread at exercise is an “adjustment” item for alternative minimum tax purposes.

Any gain realized on the sale or other disposition of stock acquired on exercise of an incentive stock option is considered as long-term capital gain for tax purposes if the stock has been held more than two years after the date the option was granted and more than one year after the date of exercise of the option. If the stock is disposed of within one year after exercise, the lesser of any gain on such disposition or the spread at exercise (i.e., the excess of the fair market value of the stock on the date of exercise over the option price) is treated as ordinary income, and any appreciation after the date of exercise is considered long-term or short-term capital gain to the optionee depending on the holding period prior to sale. However, the spread at exercise (even if greater than the gain on the disposition) is treated as ordinary income if the disposition is one on which a loss, if sustained, is not recognized—e.g., a gift, a “wash” sale or a sale to a related party. The amount of ordinary income recognized by the optionee is treated as a tax deductible expense to the Company. No other amount relative to an incentive stock option is a tax deductible expense to the Company.

Stock Appreciation Rights

Like nonstatuory options, stock appreciation rights are not taxable to the recipient upon grant, but result in taxable ordinary income as of the date of exercise equal to the amount paid to the recipient, i.e., the difference between the grant price and the value of the shares on the date of exercise. This amount is treated as a tax deductible expense to the Company at the time of the exercise of the stock appreciation right.

Restricted and Unrestricted Stock

Restricted stock is generally taxable as ordinary income in the first taxable year in which the recipient’s rights to the stock are transferable or are not subject to a substantial risk of forfeiture, whichever is applicable. Recipients may also elect to include the income in their tax returns for the taxable year in which they receive the shares by filing an election to do so with the appropriate office of the Internal Revenue Service within 30 days of the date the shares are transferred to them.

The amount includable in income with respect to restricted stock is the fair market value of the shares as of the day the shares are transferable or not subject to a substantial risk of forfeiture, whichever is applicable; if the recipient has elected to include the income in the year in which the shares are received, the amount of income includable is the fair market value of the shares at the time of transfer.

Unrestricted stock is taxable as ordinary income when it is granted to the recipient. Dividends paid on restricted stock during the restricted period are taxable as ordinary income as paid. The Company is entitled to a deduction for restricted or unrestricted stock in the year the recipient is subject to ordinary income tax with respect to the stock.

Restricted Stock Units

Restricted stock units are generally taxable to the recipient as ordinary income when stock or cash is payable with respect to the restricted stock units, even if the restricted stock units become vested at an earlier date. The Company is generally entitled to a deduction at the time the recipient is subject to tax with respect to the grant. Dividend equivalents with respect to restricted stock units are generally accumulated and paid to the recipient when the stock or cash payable under the restricted stock units become payable, and the dividend equivalents are taxable at the time of such payment.

Section 162(m)

Under Section 162(m) of the Code, compensation paid to certain executives in excess of $1 million for any taxable year is not deductible unless an exception to such rule is applicable. Accordingly, in some circumstances the Company’s deduction with respect to awards under the Plan may be limited by Section 162(m).

The Plan is not subject to the qualification requirements of Section 401(a) of the I.R.C.

3.	Employee Retirement Income Security Act of 1974

The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”), as amended.

4.	Incorporation of Certain Documents by Reference

The following documents filed by the Company with the Securities and Exchange Commission (File No. 1-434) pursuant to the 1934 Act are incorporated into this document by reference:

1.	The Company’s Annual Report on Form 10-K for the most recent fiscal year ended June 30;

2.	The Company’s Quarterly Report on Form 10-Q for the most recent quarter(s); and

3.	All other documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Prospectus and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold.

The Company will provide without charge to each participant in the Plan, upon oral or written request, a copy of any or all of these documents other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents. In addition, the Company will provide without charge to such participants a copy of the Company’s most recent annual report to shareholders, proxy statement, and other communications distributed generally to security holders of the Company. Requests for such copies should be directed to Mr. Jay A. Ernst, Manager, Shareholder Services, The Procter & Gamble Company, P.O. Box 5572, Cincinnati, Ohio 45201, (513) 983-3413.

5.	Additional Information

Additional information about the Plan and its administrators may be obtained from Mr. E.J. Wunsch, Assistant Secretary, The Procter & Gamble Company, One Procter & Gamble Plaza, Cincinnati, Ohio 45202, (513) 983-4370.

REGULATIONS

OF THE

COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEE

FOR

THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN,

THE PROCTER & GAMBLE 2001 STOCK AND INCENTIVE COMPENSATION PLAN,

THE PROCTER & GAMBLE 1992 STOCK PLAN,

THE PROCTER & GAMBLE 1992 STOCK PLAN (BELGIAN VERSION),

THE GILLETTE COMPANY 2004 LONG-TERM INCENTIVE PLAN,

AND THE GILLETTE COMPANY 1971 STOCK OPTION PLAN

I.	AUTHORITY FOR REGULATIONS

These regulations (the “Regulations”) are adopted pursuant to Article B, Paragraph 1 of The Procter & Gamble 2009 Stock and Incentive Compensation Plan (the “2009 Plan”); Article B, Paragraph 1 of The Procter & Gamble 2001 Stock and Incentive Compensation Plan (the “2001 Plan”); Article B, Paragraph 4 of The Procter & Gamble 1992 Stock Plan (the “1992 Plan”); Article B, Paragraph 4 of The Procter & Gamble 1992 Stock Plan (Belgian Version) (the “Belgian Plan”) (together, the “P&G Plans”) and pursuant to Article 2.2 of The Gillette Company 2004 Long-Term Incentive Plan and Article 2(h) of The Gillette Company 1971 Stock Option Plan (together, the “Gillette Plans”). Unless context otherwise dictates, the P&G Plans and the Gillette Plans shall each be a “Plan” and collectively be the “Plans”.

II.	ADMINISTRATION - DUTIES

1.	The Office of the Corporate Secretary of The Procter & Gamble Company (the “Company”) shall act as Secretary of the Compensation and Leadership Development Committee (the “Committee”) for all purposes of the Plans and shall be responsible for establishing and maintaining all necessary books and records to reflect clearly the actions of the Committee regarding the administration of the Plans. These duties may be performed by the Secretary in cooperation with the Treasurer of the Company and the chief financial officers of international subsidiaries and international branches of domestic subsidiaries, as appropriate.

2.	In addition to the other duties specifically set forth in these Regulations, the Secretary and the Assistant Secretary designated by the Secretary for this purpose will assist the Committee in the administration of the Plans. The Secretary, the designated Assistant Secretary, the Global Human Resources Officer and each member of the Committee are hereby authorized to execute documents on behalf of the Committee where the action recorded, implemented, or certified has been authorized by the Committee.

III.	ADMINISTRATION - MEETINGS AND ACTIONS

1.	The Committee shall meet on the call of any member of the Committee at the time and place specified in the call.

2.	Notice of meetings shall be given to each member, normally at least one day before the meeting. Any meeting at which all members are present shall be a duly called meeting, whether or not notice was given.

3.	A majority of the Committee shall constitute a quorum.

4.	Committee actions require the approval of a majority of the Committee. Actions may also be taken without a meeting with the affirmative vote or approval of all members of the Committee, set forth in a writing signed by all such members.

5.	Any action taken with respect to a Plan shall be effective if it complies with that Plan and these Regulations.

IV.	SUSPENSION AND TERMINATION OF STOCK OPTIONS, STOCK APPRECIATION RIGHTS OR OTHER AWARDS UNDER THE PLAN

1.	Article F, of the P&G Plans authorize the Committee to suspend or terminate any outstanding stock option, stock appreciation right, stock award, Restricted Stock Unit (“RSU”) or other award, if the participant is not in compliance with all terms and conditions governing the award. On February 14, 2006, the Board amended the 2001 Plan on a prospective basis to remove the requirement that such actions by the plan participant be taken “prior to termination of employment.” The Committee hereby establishes the following procedures and delegates the following authority to assist it in the administration of this provision.

2.	Actions that significantly contravene the Company’s “Statement of Purpose, Values and Principles” (“PVP”) will be considered to be “significantly contrary to the best interests of the Company.” This standard also includes any action taken or threatened by the participant that the Committee determines has, or is reasonably likely to have, a significant adverse impact on the reputation, goodwill, stability, operation, personnel retention and management, or business of the Company or any subsidiary.

3.	Officers of the Company and its operating units are hereby authorized to suspend on a conditional basis the outstanding stock options, stock appreciation rights, stock awards, RSUs or any other awards of any participant if the officer believes that such participant has engaged in action that violates the terms and conditions governing the award.

4.	Within a reasonable time of any such suspension, the Global Human Resources Officer and the Chief Legal Officer must each concur that the participant has engaged in action that violates the terms and conditions governing the award. In a case involving an officer of the Company, the concurrence of the Chief Executive Officer is also required. If they concur, the outstanding stock options, stock appreciation rights, stock awards, RSUs or other awards shall be immediately terminated without any further action. If they both do not concur, the suspension shall be immediately lifted.

5.	For purposes of Article F, paragraph 3 of the 2009 Plan, the Global Human Resources Officer and the Chief Legal Officer, along with the Chief Executive Officer if it involves an officer, must concur that the participant has engaged in action that violates the terms and conditions governing the award prior to any request for repayment. If the proper concurrences are obtained, The Global Human Resources Officer, along with the Chief Legal Officer if it involves an officer, shall decide if the repayment provisions of Article F, paragraph 3 of the 2009 Plan will be exercised.

6.	All alleged violations of the terms and conditions governing an award by the Global Human Resources Officer, Chief Legal Officer, or Chief Executive Officer shall be reviewed by the Committee. If the Committee determines a violation has occurred, the Committee may terminate the individual’s outstanding stock options, stock appreciation rights, stock awards, RSUs or other awards and may exercise the repayment provision of Article F, paragraph 3 of the 2009 Plan.

7.	No outstanding stock options or stock appreciation rights may be exercised, nor shall stock awards or RSUs be surrendered or delivered upon, while they are suspended.

V.	AUTHORIZING, GRANTING AND VALUING OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

1.	The Chief Executive Officer may submit to the Committee recommendations for grants to be made to participants pursuant to the Plans, except for grants to himself. Consistent with Article B of each P&G Plan and Article 2 of the Gillette Plans, however, the Committee shall have the sole authority to determine the manner in which and number of stock options and stock appreciation rights to be granted to such participants including the Chief Executive Officer. For purposes of these Regulations, “grant” refers to both an offer, which does not require a participant to make a cash payment in order to receive stock options or stock appreciation rights, and an offer, which does require such payment. No grant under a Gillette Plan shall be made to any individual who was employed by The Procter & Gamble Company or any of its subsidiaries before October 1, 2005.

2.	The Secretary, Global Human Resources Officer or their designate shall notify the recipients as soon as practicable after stock options and stock appreciation rights are granted by the Committee. Notification shall be provided in any manner deemed reasonable by the Secretary or Global Human Resources Officer. If a recipient is an employee of an international subsidiary of the Company, or of an international branch of a domestic subsidiary of the Company, the employing subsidiary will also be notified regarding any grants of stock appreciation rights and may be a party to agreements for stock appreciation rights either with the Company or recipients.

3.	The Committee may specify an appropriate time and manner for acceptance of each grant of stock options or stock appreciation rights. Any grant not accepted through the specified means within the period specified by the Committee at the time of the grant shall be considered to be canceled.

4.	The Secretary shall inform the Treasurer of stock options and stock appreciation rights granted by the Committee.

5.	For each grant of stock options or stock appreciation rights, the Committee authorizes the Global Human Resources Officer to determine all the terms and provisions of the respective stock option or stock appreciation right, including setting the dates when each stock option or stock appreciation right may be exercised and waiving the provisions of Article F, Paragraph 1(a), 1(b) and 1(c) and Article G, Paragraph 9(a) and 9(b) of the 2009 Plan; Article F, Paragraph 1(a) and 1(b) and Article G, Paragraphs 4(a), 4(b) and 4(c) of the 2001 Plan; Article F, Paragraph 1(b) and Article G, Paragraph 4(a) of the 1992 Plan; and Article F, Paragraph 1(b) and Article G. Paragraphs 4(a) and 4(b) of the Belgian Plan; Articles 5.8(a), 5.8(b), and 5.8(c) and Articles 6.7(a), 6.7(b), and 6.7(c) and Articles 12.1A(b) and 12.1A(c) of The Gillette Company 2004 Long-Term Incentive Plan (the “2004 Plan”).

6.	The grant price of stock options and stock appreciation rights shall be the closing price for the Common Stock of the Company on the New York Stock Exchange on the day of the grant; provided that for all employees receiving the FR grant series (French locals and expatriate employees working in France), any grant made during a closed period, as described in Schedules D, E or F attached to these Regulations, shall have a grant price determined on the date following the end of the closed period.

7.	For purposes of granting options under the 1992 Plan pursuant to a Scheme approved by the United Kingdom’s Inland Revenue pursuant to Section 10 to the United Kingdom’s Finance Act of 1984, the provisions set out in Schedule A attached to these Regulations shall apply.

8.	The provisions set out in Schedule B attached to these Regulations as amended from time to time shall apply to all stock options granted in Australia.

9.	For purposes of granting options under the 2001 Plan, pursuant to a sub-plan approved by the United Kingdom’s Inland Revenue under Schedule 9 to the United Kingdom Income and Corporation Taxes Act of 1988, the provisions set out in Schedule C to these Regulations shall apply.

10.	The provisions set out in Schedules D, E and F attached to these Regulations as amended from time to time shall apply to all stock options granted in France under the 1992 Plan, the 2001 Plan and the 2009 Plan, respectively.

11.	The provisions set out in Schedule G attached to these Regulations as amended from time to time shall apply to all stock options granted to employees of Procter & Gamble Hygiene and Health Care Limited.

12.	For purposes of granting options under the 2009 Plan, pursuant to a sub-plan approved by the United Kingdom’s HM Revenue & Customs under Schedule 4 to the United Kingdom Income Tax (Earnings and Pensions) Act of 2003, the provisions set out in Schedule H to these Regulations shall apply.

VI.	EXERCISE, SURRENDER, AND CANCELLATION OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

1.	A participant’s notice of exercise of any stock option or stock appreciation right under any Plan shall be in the form established by the office of the Company designated by the Treasurer as responsible for administration of grants under the Plans. Notice shall be given prior to the expiration of the stock option or stock appreciation right and shall include proof of all necessary payment by the participant (including option cost, administration cost, required tax withholding, commissions and fees) in United States funds or as otherwise permitted by Paragraph 3 of this Article VI. Delivery of notice of exercise of a stock option shall be made to the office of the Company designated by the Treasurer as responsible for administration of grants under the Plans. Delivery of notice of exercise of a stock appreciation right may be made to the office of the Company designated by the Treasurer as responsible for administration of grants under the Plans.

2.	Upon exercise of any stock option or stock appreciation right, the office of the Company designated by the Treasurer as responsible for administration of grants under the Plans shall promptly provide the recipient with a summary of the transaction.

3.

The Treasurer is hereby instructed to accept cash or unrestricted shares of Common Stock as payment for (i) all or part of the exercise price of a stock option; (ii) withholding or other applicable taxes of all kinds which may be due upon the exercise of a stock option; (iii) any commissions or fees associated with the exercise of a stock option; and (iv) any other costs borne by the Company in connection with the exercise of a stock option, provided that unrestricted shares of Common Stock will not be accepted where prohibited or made impractical by local laws or regulations. Depending on the exercise method, shares of Common Stock will either be valued at the actual price received from the sale of the Common Stock on the open market or at the average of the high and low prices for the Company’s Common Stock on the New York Stock Exchange on the day the stock option is exercised. In the event that the New York Stock Exchange is closed for business on the day upon which shares of the Company’s Common Stock are to be valued for this purpose, the Treasurer shall value such shares on the immediately preceding business day of such Exchange on which day such stock was traded.

In jurisdictions where local law permits, participants exercising stock options by means of the cashless option program using an endorsed broker, the exercise payment may be made by the endorsed broker three business days following the delivery of the notice of exercise. Further, in such cases, any taxes due shall be calculated on the basis of the actual sale price received by the endorsed broker for the Company’s Common Stock on the date of exercise.

4.	The Treasurer, to the extent it is deemed appropriate by the Treasurer, is hereby authorized to utilize either authorized but unissued shares or treasury shares for issuance upon the exercise of a stock option or a stock appreciation right being redeemed by the Company. However, the Treasurer shall use only authorized but unissued shares in a country where authorized but unissued shares are required by law. Pursuant to this paragraph, the Treasurer shall use only authorized but unissued shares for grants made in Italy from January 1, 1998 through January 15, 2000.

5.	Redemption of a stock appreciation right may be in Common Stock, cash or a combination thereof. A stock appreciation right shall be valued at the average of the high and low prices of the Company’s Common Stock on the New York Stock Exchange on the day the stock appreciation right is redeemed. In the event that the New York Stock Exchange is closed for business on the day upon which shares of the Company’s Common Stock are to be valued for this purpose, the Treasurer shall value such shares on the immediately preceding business day of such Exchange on which day such stock was traded.

Upon receipt of a redemption request, the Treasurer or the chief financial officer of the employing or other appropriate international subsidiary or international branch of a domestic subsidiary shall cause the appropriate payment to be paid, either in cash, Common Stock or a combination thereof unless local laws or regulations prohibit or make impractical payment in Common Stock. Cash payments made to participants employed by international subsidiaries or international branches of domestic subsidiaries shall be made in local currency at the official exchange rate for this type of transaction prevailing at the time of exercise. Shares of Common Stock to be delivered to participants employed by international subsidiaries or international branches of domestic subsidiaries shall be shares which the appropriate subsidiary has acquired for the purposes of the Plan, paying therefor the then prevailing market price. The subsidiary shall bear all of the cost of acquiring and transferring such shares to such employee, including any applicable documentary and transfer taxes but excluding any individual personal tax liability resulting to the employee therefrom.

6.	Stock options and stock appreciation rights may be surrendered for cancellation before exercise by notice delivered in the form established by the office of the Company designated by the Treasurer as responsible for administration of grants under the Plans. Acceptance of such surrender for cancellation before exercise shall not constitute waiver of the participant’s obligations under Article F of the P&G Plans or Article 12 of the 2004 Plan.

7.	Whenever a participant in receipt of a nonstatutory stock option is transferred to an employing subsidiary company, or retires to residence, in a location or country in which the purchase, receipt and/or holding of a stock option is prohibited by law or regulation, such nonstatutory stock option shall automatically, without further action by the participant or the Committee, be redeemable while in such location or country as if it were a stock appreciation right, subject to all of the other terms and conditions of the original option including exercise price. Redemption of stock appreciation rights, including both such nonstatutory stock options redeemable as stock appreciation rights and stock appreciation rights originally issued as such, in such a location or country shall be entirely in cash, notwithstanding any other term, condition or regulation of this Committee to the contrary.

8.	To the extent that unrestricted shares of Common Stock are authorized to be accepted as payment for all or part of the exercise price of a stock option, the unrestricted shares must have been held for at least six months by the participant. The use of the newly acquired shares from the option exercise as payment of withholding or other applicable taxes that may be due upon exercise of the option is permissible, provided that local laws and regulations permit such payments.

9.	Pursuant to Article B, Paragraph 2 of the 2009 Plan; Article B, Paragraph 2 of the 2001 Plan; Article B, Paragraph 3 of the 1992 Plan and the Belgian Plan; and Article 2.2(a) of the 2004 Plan, the Committee hereby waives the provisions of Article F, Paragraph 1(a) of the P&G Plans and Article 12.1A(a) of the 2004 Plan (requiring certification by the recipient at the time of exercise that the recipient intends to remain in the employ of the Company or one of its subsidiaries for at least one (1) year); provided that the participant shall be given the opportunity to certify intent to comply with this requirement and, if the participant refuses to so certify, a principal officer or an employee of the Company or any of its subsidiaries who has the title of Vice President is informed of the participant’s refusal and the participant has certified at the time of exercise no intent to engage in any activity that would violate the non-compete provisions of Article F, Paragraph 1(b) of the P&G Plans or Article 12.1A(b) of the 2004 Plan.

10.	The Treasurer or Global Human Resources Officer with Treasurer concurrence, to the extent it is deemed appropriate by the Treasurer, is hereby authorized to establish such terms and conditions regarding exercise of any stock option as are required or advisable to accommodate for differences in local law, tax policy or custom, including but not limited to, requiring that Participants: (i) hold shares acquired upon exercise of any stock option for a specified period of time; (ii) hold shares acquired upon exercise of any stock option outside of the Participant’s jurisdiction of residence; or (iii) immediately repatriate proceeds from the sale of shares or dividends on shares to their local jurisdiction.

VII.	AUTHORIZING AND GRANTING RESTRICTED OR UNRESTRICTED STOCK OR RESTRICTED STOCK UNITS

1.	The Chief Executive Officer may submit to the Committee recommendations for awards of unrestricted or restricted Common Stock or RSUs to be made to Participants pursuant to the Plans, except for awards to himself. Consistent with Article I of the P&G Plans and Article 2.2 of the 2004 Plan, however, the Committee shall have the sole authority to determine the manner in which and number of shares of Common Stock or RSUs to be awarded to such participants, including the Chief Executive Officer.

2.	Any conditions or restrictions on the award of any shares of Common Stock or RSUs beyond those contained in the Plans or these Regulations shall be determined by the Committee and set forth in the Statement of Conditions and Restrictions or Statement of Terms and Conditions. Such additional conditions or restrictions may vary from time to time and from participant to participant.

3.	The Secretary or Global Human Resources Officer shall inform the Treasurer of the award of restricted shares of Common Stock or RSUs in payment of additional remuneration. The transfer and delivery will be made as soon as practicable after such award by the Committee. The shares awarded shall be valued at the closing price for the Common Stock of the Company on the New York Stock Exchange on the day of the transfer to the participant.

4.	Shares of Common Stock awarded or issued following redemption of RSUs under the Plans may be authorized but unissued shares, treasury shares or shares acquired for purposes of the Plans.

5.	For purposes of determining ERISA Supplement (known as “PST Restoration”), International Retirement Plan and Supplemental Credit awards of restricted stock, the shares or RSUs awarded shall be valued at the average of the high and low prices for Common Stock of the Company on the New York Stock Exchange on the last five business days in June.

6.	The Treasurer will transfer shares under the Plans to participants subject to restrictions as authorized by the Committee. Any certificates for shares delivered for this purpose will carry a legend legally sufficient to prohibit their sale or other disposition except in accordance with the terms of the form of Statement of Conditions and Restrictions or Statement of Terms and Conditions. Alternately, except as otherwise requested by the participant, the Treasurer may cause to be maintained a special restricted stock account for each participant without delivery of certificates for shares of restricted stock, with any such account maintained in such manner as will prevent sale or other disposition except in accordance with the terms of the applicable form of Statement of Conditions and Restrictions or Statement of Terms and Conditions.

7.	Restricted shares evidenced by certificates may be surrendered to the Treasurer upon the lapse of the restrictions and certificates free of any legend for a like number of shares will be issued. Upon lapse of restrictions on restricted stock not evidenced by certificates, certificates free of restrictive legend representing such shares shall be automatically issued, without request therefor.

8.	If, upon action by the Committee or pursuant to a Plan, a participant is required to sell any or all of the restricted shares to the Company pursuant to a form of Statement of Conditions and Restrictions or Statement of Terms and Conditions, the Treasurer will make such purchase for the Company at the purchase price stated in the form subject to any adjustment called for in the form or take such other action as is required.

9.	In case of a triggering event under Article K of the 2009 Plan; Article K of the 2001 Plan; Article J of the 1992 Plan or the Belgian Plan; Article 3.4 of the 2004 Plan; and Article 9 of The Gillette Company 1971 Stock Option Plan (the “1971 Plan”) the appropriate number of such new or additional or different shares or securities will be issued by the Treasurer with the applicable restrictive legend to recipients holding restricted shares, in accordance with each form of Statement of Conditions and Restrictions or Statement of Terms and Conditions.

VIII.	WAIVER, EXTENSION AND INTERPRETATION

1.	The Committee’s authority to waive restrictions and conditions included in the form of Statement of Conditions and Restrictions or Statement of Terms and Conditions relating to any award shall be exercised sparingly. The authority shall be exercised only in the case of hardship which in the sole judgment of the Committee justifies such action. Under no circumstances will the convenience or preference of the participant be sufficient.

2.	Upon request of any holder of shares subject to restrictions which would lapse upon retirement, the Treasurer is authorized to agree on behalf of the Company and the Committee to extend such restrictions so as to provide for the expiration (1) on a date not later than December 15 of the year of retirement; (2) on January 15 of the year following retirement; (3) on January 15 in the second year following retirement; or (4) in five or ten annual installments beginning on January 15 of the year following retirement. Any such request must be made and agreed to prior to January 1 of the expected year of retirement and shall be granted only on condition that the employee making the request agrees not to engage in competitive employment (as defined in Article F of the P&G Plans or Article 12.1A(b) of the 2004 Plan) following retirement until expiration of the restrictions, without first obtaining written permission from the Company.

3.	Upon request of any holder of shares subject to restrictions which are lapsing, the Treasurer may accept as payment of withholding or other applicable taxes of all kinds, which may be due upon the lapsing of such restrictions, cash or shares of Common Stock of the Company upon which restrictions are lapsing to be valued at the average of the high and low prices for such stock on the New York Stock Exchange on the date the tax payment is otherwise due. In the event that the New York Stock Exchange is closed to business on the day upon which shares of the Company’s Common Stock are to be valued for this purpose, the Treasurer shall value such shares on the immediately preceding business day of such Exchange on which day such stock was traded.

4.	Upon the request of any employee whose compensation is subject to the jurisdiction of this Committee who has received awards of additional remuneration specified as to be paid in the form of deferred cash payable at retirement with interest, the Treasurer is authorized to agree on behalf of the Company and the Committee to make payment of any such deferred cash balances with interest owed to such a retiring employee in accordance with the Executive Deferred Compensation Plan and granted only on condition that the employee making the request agrees not to engage in competitive employment (as defined in Article F of the P&G Plans and Article 12.1A(b) of the 2004 Plan) following retirement until receipt of final payment, without first obtaining written permission from the Company.

5.	Determination by the Committee as to the interpretation of the terms and provisions of the Plans shall be conclusive on all interested parties.

IX.	CHIEF EXECUTIVE AWARDS

1.	The Chief Executive Officer has the authority to grant a limited number of RSUs under the Plans to key employees who have demonstrated sustained superior performance or have key skills and experience, subject to such conditions or restrictions as determined by this Committee.

2.	The number of grants that may be awarded by the Chief Executive Officer in any calendar year period shall not exceed twenty-five and no individual award may have a value greater than the lesser of $1,500,000 or three times the grantee’s base salary.

3.	The number of shares or units authorized to be granted under Paragraph 1 of this Article IX shall be subject to appropriate adjustments in the case of a triggering event under Article K of the 2009 Plan; Article K of the 2001 Plan; Article J of the 1992 Plan and the Belgian Plan; Article 3.4 of the 2004 Plan; or Article 9 of The Gillette Company 1971 Stock Option Plan

4.	The Committee shall receive an annual report of all grants under this Article IX.

X.	TRANSITIONAL PROVISIONS FOR ASSUMPTION OF THE GILLETTE PLANS PURSUANT TO THE MERGER BETWEEN THE COMPANY AND THE GILLETTE COMPANY

The termination for “Good Reason” of or by an employee of the Company or its subsidiaries who was employed by The Gillette Company or its subsidiaries before the effective time of the merger with the Company shall be treated as a Special Separation or Retirement according to the provisions of Section 19A.4 of the 2004 Plan and Section 14.3 of the 1971 Plan. “Good Reason” is defined in Section 20.23 of the 2004 Plan and Section 6(c)(4)(d) of the 1971 Plan.

The Global Human Resources Officer is hereby authorized to assess and conclude whether an employee’s termination furnishes “Good Reason” for purposes of these provisions. In addition, the Global Human Resources Officer is further authorized to delegate to appropriate Company employees who, in the opinion of the Global Human Resources Officer, possess the requisite expertise, the authority to (i) develop a process for gathering facts and circumstances surrounding an employee’s termination for purposes of these provisions, which process shall include a deadline for submitting any claim for Good Reason, after which time such claims are barred, and (ii) based on such facts and circumstances, assess and conclude whether such employee’s termination furnishes “Good Reason” for purposes of these provisions. The determination of Good Reason by the Global Human Resources Officer or his/her designee(s) shall be conclusive.

Subject to the terms of the Gillette Plans, the Committee reserves the authority to modify the timing, nature, methods for exercise, and/or timing for delivery of proceeds for those equity grants subject to operation of Section 19A.4 of the 2004 Plan and Section 14.3 of the 1971 Plan (including, without limitation, recession of such grants for fair compensation) if it reasonably concludes that such modification is required by any provision of the American Jobs Creation Act of 2004 (such as Section 409A), as revised, or by any other governing law or regulation affecting executive compensation.

XI.	MISCELLANEOUS

1.	The Secretary shall promptly notify the affected holders of any outstanding stock options, stock appreciation rights, stock awards, RSUs or other awards of any material amendment of any Plan. If consent of the participant is required to any amendment that affects outstanding stock options and/or stock appreciation rights, failure of the participant to give consent within sixty days of the date of notice by means specified in the notice shall be deemed to mean that said participant does not consent to said amendment.

2.	The requirements of Article F, Paragraph 1(b) of the P&G Plans and Article 12.1A(b) of the 2004 Plan are hereby waived as a condition of any outstanding stock option or stock appreciation right held by an employee on assignment in France, for the duration of such assignment but not thereafter.

3.	The names of persons to whom stock options or stock appreciation rights have been granted or to whom shares or RSUs have been awarded under the Plans, and the number of shares covered thereby, shall not be open to inspection unless authorized by the Committee or the Secretary.

4.	The Secretary shall report at each meeting of the Committee at which awards or grants are to be considered the total number of shares available for award or grant under each of the Plans.

5.	In the absence of the Treasurer of the Company or of a subsidiary, an Assistant Treasurer of the appropriate Company is hereby authorized to perform the duties and have the powers of the Treasurer. In addition, the Treasurer is authorized to delegate to an appropriate manager reporting to the Treasurer the authority to acquire, transfer and deliver shares for the purposes of the Plans.

6.	In the absence of the Secretary, the Office of the Corporate Secretary is hereby authorized to perform the duties and have the powers of the Secretary.

7.	Signature by the Secretary or Global Human Resources Officer on agreement letters for stock options, stock appreciation rights, stock awards, RSUs or other award agreements may be by facsimile.

8.	These Regulations may be amended at any time by action of the Committee.

XII.	RECOGNITION SHARES PROGRAM

1.	For the period July 1 to June 30 each year, stock options or stock appreciation rights totaling up to 500,000 shares may be granted to Participants as set forth in this Article XII.

2.	Each grant under this Recognition Shares Program shall be for 100 shares of Procter & Gamble Common Stock with such terms and conditions as determined by the Global Human Resources Officer or such Global Human Resources Officer’s delegate.

3.	The Global Human Resources Officer or such Officer’s delegates shall determine from time to time those Participants who should receive stock options or stock appreciation rights under the Recognition Shares Program.

4.	All stock options and stock appreciation rights granted under the Recognition Shares Program shall have a maximum life of no more than ten (10) years from the date of grant and shall not be exercisable within five (5) years from their date of grant, except in the case of death of the Participant.

5.	For all grants made pursuant to this program, the Committee waives each of the following provisions:

•	Intent to Remain with Company for 1 Year (Article F, Paragraph 1(a))

•	Non-Compete (Article F, Paragraph 1(b))

•	6 Month Rule ((Article G, Paragraph 9(a)(2) of the 2009 Plan) and (Article G, Paragraph 4(a)(2) of the 2001 Plan), beginning with the word “that” and ending with the word “granted”)

•	5 Year Term for Special Separation (Article G Paragraph 4(c) of the 2001 Plan)

6.	For all grants made pursuant to this program, the Committee also adopts the following provision in lieu of Article G, Paragraph 5 of the 2001 Plan:

“In the case of death of a Participant, a cash payment equal to the Spread Value of the Award, as of the date of the Participant’s death, shall be paid as soon as administratively practicable to the Participant’s estate. If the Participant is located in Italy, the outstanding Award granted to such Participant shall be (i) immediately canceled if the death occurs prior to the fifth anniversary of the Grant Date, or (ii) exercisable by the executors, administrators or heirs of the deceased Participant only for six (6) months following such death if the death occurs on or after the fifth anniversary of the Grant Date.”

7.	For only those grants made pursuant to this program, if a Participant’s employment is terminated on or after the fifth anniversary of the grant date, for any reason other than death, disability, Retirement or Special Separation, the stock options or stock appreciation rights granted herein shall be exerciseable for thirty (30) calendar days following such termination, and only to the extent they were exercisable on the date of termination, except as may otherwise be determined by the Committee, provided that they cannot be exercised more than ten (10) years after the grant date.

Originally adopted February 26, 1993 and amended and restated October 9, 2001

Article V, paragraphs 7 and 9 amended; Schedule C amended September 10, 2002

Reference to The Procter & Gamble 1983 Stock Plan deleted; Article VI, paragraph 3 amended and Schedule F amended December 10, 2002

Article IX, paragraphs 1 and 3 amended March 11, 2003.

Article IX, paragraph 1 amended June 10, 2003.

Article V, paragraph 12 and Schedule G added August 8, 2003.

Schedule B amended September 8, 2003.

Adjusted for stock split effective May 21, 2004.

Amended to reflect assumption of Gillette plans, December 13, 2005.

Article IV amended to reflect changes in Plan to “actions taken significantly contrary to best interests”, April 30, 2006

Amended to reflect change to grant price to “closing price for the Common Stock on the day of the grant”, February, 2007.

Amended to reflect changes in French law regarding holding requirements and addition of Recognition Shares, August, 2007

Amended to reflect the adoption of the 2009 Plan and the addition of sub-plans F and H (2009 France Sub-plan and 2009 UK Sub-plan) December 2009.

[GRANT_DATE]                                                         [GLOBALID]

[FIRST_NAME] [MIDDLE_NAME] [LAST_NAME]]

Subject: NON-STATUTORY STOCK OPTION SERIES 10-AA

In recognition of your contributions to the future success of the business, The Procter & Gamble Company (“Company”) hereby grants to you an option to purchase shares of Procter & Gamble Common Stock as follows:

Grant Value:	$[DELIVERED_GRANT_VALUE]
Option Price per Share:	$[STOCK_PRCE]
Number of Shares:	[SHARES]
Date of Grant:	[GRANT_DATE]
Expiration of Option:	26 February 2020
Option Vest Date:	100% after 26 February 2013
Acceptance Deadline:	26. April 2010

This stock option is granted in accordance with and subject to the terms of The Procter & Gamble 2009 Stock and Incentive Compensation Plan (including any applicable sub-plan) (the “Plan”), the Regulations of the Compensation and Leadership Development Committee of the Board of Directors (“Committee”), and the Exercise Instructions in place as may be revised from time to time.

You may access, download and/or print the terms, or any portion thereof, of the Plan by activating this hyperlink: The Procter & Gamble 2009 Stock and Incentive Compensation Plan and the Regulations by activating this hyperlink: Regulations of the Committee. Nonetheless, if you would prefer to receive a paper copy of The Procter & Gamble 2009 Stock and Incentive Compensation Plan and/or Regulations, please send a written request via email to Execcomp.IM@pg.com. Please understand that you will continue to receive future Plan materials and information via electronic mail even though you may have requested a paper copy.

The option is not transferable other than by will or the laws of descent and distribution and is exercisable during your life only by you. This option will become void upon any separation (including retirement) from the Company or any of its subsidiaries within 6 months of the grant date. This option may also become void upon separation from the Company or any of its subsidiaries at any time later than 6 months after the grant date (see Article G, paragraph 9(a) of the Plan). For the purposes of this option, separation from the Company or any of its subsidiaries and termination of employment will be effective as of the date that you are no longer actively employed and will not be extended by any notice period required under local law.

Please note that when the issue or transfer of the Common Stock covered by this option may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to issue or transfer said Common Stock and that any outstanding options may be suspended or terminated and net proceeds may be recovered by the Company, if you fail to comply with the terms and conditions governing this award.

This option to purchase shares of Common Stock of the Company is subject to the Employee Acknowledgement and Consent Form below and to the terms of the Plan and Regulations of the Committee, with which you acknowledge you are familiar by accepting this award, including the non-compete and non-solicitation provisions and other terms of Article F of the Plan. The option is also subject to and bound by the actions of the Compensation and Leadership Development Committee and of the Company’s Board of Directors. This option grant, the Plan and Regulations of the Committee together constitute an agreement between the Company and you in accordance with the terms thereof and hereof, and no other understandings and/or agreements have been entered by you with the Company regarding this specific stock option grant. Any legal action related to this option, including Article F, may be brought in any federal or state court located in Hamilton County, Ohio, USA, and you hereby agree to accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this option grant.

Under IRS standards of professional practice, certain tax advice must meet requirements as to form and substance. To assure compliance with these standards, we disclose to you that this communication is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties or promoting, marketing, or recommending to another party any transaction or matter addressed herein.

THE PROCTER & GAMBLE COMPANY

Moheet Nagrath Global Human Resources Officer

ATTACHMENTS

To Accept Your Stock Option

Read and check each of the boxes below:

☐ I have read, understand and agree to be bound by each of:	the terms of this letter and attachments above; The Procter & Gamble 2009 Stock and Incentive Compensation Plan; Regulations of the Committee and the Employee Acknowledgement and Consent Form (below).

☐ I accept the stock option grant detailed above. (To accept this option, you must also check the box above.)

To Reject Your Stock Option

Read and check the box below:

☐	I have read and understand the terms noted above. I do not agree to be bound by these terms, and hereby reject the stock option grant detailed above.

Employee Acknowledgement and Consent Form

I understand that I am eligible to receive a grant of stock options or restricted stock units (“RSUs”) under The Procter & Gamble 2009 Stock and Incentive Compensation Plan referred to as the “Plan”).

Data Privacy

I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this document by and among, as applicable, my employer (“Employer”) and The Procter & Gamble Company and its subsidiaries and affiliates (“P&G”) for the exclusive purpose of implementing, administering and managing my participation in the Plan.

I understand that P&G and my Employer hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in P&G, details of all options or RSUs or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in my favor, for the purpose of implementing, administering and managing the Plan (“Data”). I understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in my country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than my country. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom I may elect to deposit any shares of stock acquired upon exercise of the option or settlement of the RSU. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan. I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative. I understand, however, that refusing or withdrawing my consent may affect my ability to participate in the Plan. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

Nature of Grant

By completing this form and accepting the grant of the stock options or RSUs evidenced hereby, I acknowledge that: i) the Plan is established voluntarily by The Procter & Gamble Company, it is discretionary in nature and it may be amended, suspended or terminated at any time; ii) the grant of options or RSUs under the Plan is voluntary and occasional and does not create any contractual or other right to receive future grants of options or RSUs, or benefits in lieu of options or RSUs, even if options or RSUs have been granted repeatedly in the past; iii) all decisions with respect to future grants of options or RSUs, if any, will be at the sole discretion of P&G; iv) my participation in the Plan is voluntary; v) the option or RSU is an extraordinary item and not part of normal or expected compensation or salary for any purposes including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; vi) in the event that my employer is not P&G, the grant of options or RSUs will not be interpreted to form an employment relationship with P&G; and furthermore, the grant of options or RSUs will not be interpreted to form an employment contract with my Employer; vii) the future value of the shares purchased under the Plan is unknown and cannot be predicted with certainty, may increase or decrease in value, even below the exercise price and, if the underlying shares do not increase in value, the option will have no value; iix) my participation in the Plan shall not create a right to further employment with my

Employer and shall not interfere with the ability of my Employer to terminate my employment relationship at any time, with or without cause; ix) and no claim or entitlement to compensation or damages arises from the termination of the option or RSU or the diminution in value of the option or RSU or shares purchased and I irrevocably release P&G and my Employer from any such claim that may arise.

Responsibility for Taxes

Regardless of any action P&G or my Employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), I acknowledge that the ultimate liability for all Tax-Related Items is and remains my responsibility and that P&G and/or my Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the option or RSU grant, including the grant, vesting or exercise of the option, settlement of the shares from the RSU, the subsequent sale of shares acquired and the receipt of any dividends or the potential impact of current or future tax legislation in any jurisdiction; and (2) do not commit to structure the terms of the grant or any aspect of the option or RSU to reduce or eliminate my liability for Tax-Related Items.

Prior to exercise of the option or settlement of the shares from the RSU, I shall pay or make adequate arrangements satisfactory to P&G and/or my Employer to satisfy all withholding and payment on account obligations of P&G and/or my Employer. In this regard, I authorize P&G and/or my Employer to withhold all applicable Tax-Related Items from my wages or other cash compensation paid to me by P&G and/or my Employer or from proceeds of the sale of the shares. Alternatively, or in addition, if permissible under local law, P&G may (1) sell or arrange for the sale of shares that I acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in shares, provided that P&G only withholds the amount of shares necessary to satisfy the minimum withholding amount. Finally, I shall pay to P&G or my Employer any amount of Tax-Related Items that P&G or my Employer may be required to withhold as a result of my participation in the Plans or my purchase of shares that cannot be satisfied by the means previously described. P&G may refuse to honor the exercise and refuse to deliver the shares if I fail to comply with my obligations in connection with the Tax-Related Items as described in this section.

2010 Executive Compensation Award Form Preferences

2009/10 STAR Award

_____% Cash*	}	Must equal 100%
_____% Stock Options
_____% Deferred Compensation[1]
_____% Restricted Stock Units (RSUs)

☐   Deliver shares on September 15,         .

☐   Deliver shares one year after separation or per my retirement RSU election

2010 Key Manager Long Term Incentive Award

_____% Stock Options* (50%, 75%, 100%)	}	Must equal 100%
_____% RSUs (50%, 25%, 0%)

2009/10 BGP Interim Award

75% RSUs (1 year)

☐   Deliver shares on September 15, 2011

☐   Deliver shares on September 15,          (must be later than 2011)

☐   Deliver shares one year after separation or per my retirement RSU election

_____% Cash*	}	Must equal 25%
_____% Deferred Compensation[1]
_____% RSUs

☐   Deliver shares on September 15,         .

☐   Deliver shares one year after separation or per my retirement RSU election

2010 Base Salary

_____%   Deferred Compensation1 (max 50%)

Your signature below indicates your agreement that any awards granted or paid pursuant to the STAR and/or BGP programs will be subject to the terms of the Senior Executive Officer Recoupment Policy. This Policy provides that in the event of a significant restatement of financial results, if compensation paid pursuant to STAR and/or BGP would have been lower based on restated results, the Compensation and Leadership Development Committee may seek to recoup from the senior executive officers some or all of the compensation paid pursuant to STAR and/or BGP. A copy of the policy is available from Kathy Hardman.

Signature	Date

Sign and return this form to Kathy Hardman, Global Executive Compensation, TN14 GO by 04 December

2009, otherwise all awards will be paid in the default form.

*	Default payment form
[1]

For Deferred Compensation, please complete and return Election to Defer (Form B). First time participants also complete and return the Designation of Payment Form (Form C) and the Beneficiary Designation Form.

Appendix 1: Payment Preference Materials for Key Manager Awards

[DATE]

[NAME]

Subject: Preferences for [YEAR] Key Manager Payments

Your choices for the awards are:

February [YEAR] Key Manager Award

•	Stock Options

•	Restricted Stock Units (RSUs) (0%, 25% or 50%)

Attached you will find an election form to be returned to [NAME].

Please keep the following in mind as you consider your choices:

•	It is recommended that you consult legal/tax/financial advisors to determine the appropriate award form(s) for your personal situation.

•	While your selection will be given consideration, it is not binding on the Company until approved by the Compensation & Leadership Development Committee of the Board of Directors.

IF YOU MISS THE [DATE] DEADLINE, YOU WILL RECEIVE THE DEFAULT (STOCK OPTIONS).

[NAME]

[YEAR] EXECUTIVE COMPENSATION AWARD FORM PREFERENCES

[YEAR] Key Manager Long-Term Incentive Award Payable [DATE] [YEAR] Preference Selection

Stock Options	______%
Restricted Stock Units (RSUs) Choices are 0%, 25% or 50%	______% (maximum of 50%)	Shares will deliver 100% in 5 years ([DATE]). Key Manager RSUs have no dividend equivalents and no deferral past 5 years.
Total	100%

•	You must be an active employee as of the award date to receive any non-cash award

•	All elections are irrevocable after [DATE].

Signature	Date

Return form to [NAME]

Appendix 2: Key Manager Individual Grant Summary

Name:	[NAME]

Your [YEAR] Key Manager Total Grant Value is:	[Grant Value]

You elected to receive your 2008 Key Manager Award as:	[ ]%	Stock Options

	[ ]%	Restricted Stock Units (RSUs)

You must accept this award electronically prior to [DATE] or it will be forfeited.

Grant Details:

Stock Options

Grant Date:	[DATE]
Grant Value:	[SO GRANT VALUE]
Number of Option Shares:	[NUMBER]
Grant Price:	[PRICE]
Vest Date:	[DATE]
Expiration Date:	[DATE]

Restricted Stock Units

Number of RSUs:	[NUMBER]
Date Shares Deliver:	[DATE]

Grant Calculation:

The closing stock price on the grant date of [DATE] was [PRICE]

Number of Stock Options	= Total Grant Value	÷	Grant Price	x	% stock options elected

Number of RSUs	= Total Grant Value	÷	Grant Price	x	% RSUs elected ÷ [conversion factor]

As a Recipient, what can you expect next?

•	Your manager will release your grant in the system and you will receive an email message from [NAME] that contains:

•	a link to instructions on what you need to do to accept your grant

•	a link to your official Grant Letter where you must electronically accept or reject your grant

•	Grants not accepted by [DATE] will be forfeited.

•	You will receive an email confirmation from [NAME] when you have successfully accepted or rejected the grant.

•	Accepted grants appear in your personal stock option account (My Stock Options/Future Shares found on my.PG.com/Employee Resources) within 48 hours.

This summary is for information purposes only. This summary does not replace your official grant letter that is being sent to you electronically to which you must respond.

Appendix 3: Grant Letter for Key Manager Award in Stock Options and Stock Appreciation Rights

[DATE]

[NAME]

Subject:            Non-Statutory Stock Option Series xx-xx

In recognition of your contributions to the future success of the business, The Procter & Gamble Company (“Company”) hereby grants to you an option to purchase shares of Procter & Gamble Common Stock as follows:

Grant Value:	[NUMBER]
Option Price per Share:	[NUMBER]
Number of Shares:	[NUMBER]
Date of Grant:	[DATE]
Expiration of Option:	[DATE]
Option Exercisable:	[NUMBER]% after [DATE]
Acceptance Deadline:	[DATE]

This stock option is granted in accordance with and subject to the terms of The Procter & Gamble 2009 Stock and Incentive Compensation Plan (including any applicable sub-plan) (the “Plan”), the Regulations of the Compensation and Leadership Development Committee of the Board of Directors (“Committee”), and the Exercise Instructions in place as may be revised from time to time.

You may access, download and/or print the terms, or any portion thereof, of the Plan by activating this hyperlink: [LINK] and the Regulations by activating this hyperlink: [LINK]. Nonetheless, if you would prefer to receive a paper copy of The Procter & Gamble 2009 Stock and Incentive Compensation Plan and/or Regulations, please send a written request via email to [EMAIL ADDRESS]. Please understand that you will continue to receive future Plan materials and information via electronic mail even though you may have requested a paper copy.

The option is not transferable other than by will or the laws of descent and distribution and is exercisable during your life only by you. This option will become void upon any separation (including retirement) from the Company or any of its subsidiaries within 6 months of the grant date. This option may also become void upon separation from the Company or any of its subsidiaries at any time later than 6 months after the grant date (see Article G, paragraph 9(a) of the Plan). For the purposes of this option, separation from the Company or any of its subsidiaries and termination of employment will be effective as of the date that you are no longer actively employed and will not be extended by any notice period required under local law.

Please note that when the issue or transfer of the Common Stock covered by this option may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to issue or transfer said Common Stock and that any outstanding options may be suspended or terminated and net proceeds may be recovered by the Company, if you fail to comply with the terms and conditions governing this award.

This option to purchase shares of Common Stock of the Company is subject to the Employee Acknowledgement and Consent Form below and to the terms of the Plan and Regulations of the Committee, with which you acknowledge you are familiar by accepting this award, including the non-compete and non-solicitation provisions and other terms of Article F of the Plan. The option is also subject to and bound by the actions of the Compensation and Leadership Development Committee and of the Company’s Board of Directors. This option grant, the Plan and Regulations of the Committee together constitute an agreement between the Company and you in accordance with the terms thereof and hereof, and no other understandings and/or agreements have been entered by you with the Company regarding this specific stock option grant. Any legal action related to this option, including Article F, may be brought in any federal or state court located in Hamilton County, Ohio, USA, and you hereby agree to accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this option grant.

Under IRS standards of professional practice, certain tax advice must meet requirements as to form and substance. To assure compliance with these standards, we disclose to you that this communication is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties or promoting, marketing, or recommending to another party any transaction or matter addressed herein.

The Procter & Gamble Company
[NAME]

To Accept Your Stock Option

Read and check each of the boxes below:

I have read, understand and agree to be bound by each of:

The terms of this letter; The Procter & Gamble 2009 Stock and Incentive Plan; Regulations of the Committee; and the Employee Acknowledgement and Consent Form.

I accept the stock option grant detailed above. (To accept this option, you must also check the box above.)

To Reject Your Stock Option

Read and check each of the boxes below:

I have read and understand the terms noted above. I do not agree to be bound by these terms, and hereby reject the stock option grant detailed above.

Appendix 4: Grant Letter for Key Manager Award in RSUs

[DATE]

[NAME]

Subject:	Award of Restricted Stock Units Series xx-KM-RSU

In recognition of your contributions to the future success of the business, The Procter & Gamble Company (“Company”) hereby grants to you Restricted Stock Units (“RSUs”) as follows:

Number of Restricted Stock Units:	[NUMBER]
Date of Grant:	[DATE]
Forfeiture Date:	[DATE]
Settlement Date (Shares Delivered on):	[DATE]
Acceptance Deadline:	[DATE]

These RSUs are granted in accordance with and subject to the terms of The Procter & Gamble 2009 Stock and Incentive Compensation Plan (including any applicable sub-plan) (the “Plan”), the Regulations of the Compensation and Leadership Development Committee of the Board of Directors (“Committee”), the Settlement Instructions in place as may be revised from time to time, and the attached Statement of Terms and Conditions Form [CODE].

You may access, download and/or print the terms, or any portion thereof, of the Plan by activating this hyperlink: [LINK] and the Regulations by activating this hyperlink: [LINK]. Nonetheless, if you would prefer to receive a paper copy of The Procter & Gamble 2009 Stock and Incentive Compensation Plan and/or Regulations, please send a written request via email to [EMAIL ADDRESS]. Please understand that you will continue to receive future Plan materials and information via electronic mail even though you may have requested a paper copy.

RSUs are not transferable other than by will or the laws of descent and distribution and are exercisable during your life only by you. RSUs will become void upon any separation (including retirement) from the Company or any of its subsidiaries within 6 months of the grant date. RSUs may also become void upon separation from the Company or any of its subsidiaries at any time later than 6 months after the grant date (see Section 2(b) of Terms and Conditions Form [CODE]. For the purposes of this RSU grant, separation from the Company or any of its subsidiaries and termination of employment will be effective as of the date that you are no longer actively employed and will not be extended by any notice period required under local law.

Please note that when the issue or transfer of the Common Stock covered by this RSU grant may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to issue or transfer said Common Stock and that any outstanding RSUs may be suspended or terminated and net proceeds may be recovered by the Company, if you fail to comply with the terms and conditions governing this award.

RSUs granted hereunder are subject to the Employee Acknowledgement and Consent Form below, the terms of the Plan and Regulations of the Committee, and the attached statement of Terms and Conditions Form [CODE], with which you acknowledge you are familiar by accepting this award, including the non-compete and non-solicitation provisions and other terms of Article F of the Plan. These RSUs are also subject to and bound by the actions of the Compensation and Leadership Development Committee and of the Company’s Board of Directors. This RSU grant, the Plan and Regulations of the Committee, and the attached statement of Terms and Conditions Form [CODE] together constitute an agreement between the Company and you in accordance with the terms thereof and hereof, and no other understandings and/or agreements have been entered by you with the Company regarding these RSUs. Any legal action related to these RSUs, including the non-compete provisions, may be brought in any federal or state court located in Hamilton County, Ohio, USA, and you hereby agree to accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this RSU grant.

Under IRS standards of professional practice, certain tax advice must meet requirements as to form and substance. To assure compliance with these standards, we disclose to you that this communication is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties or promoting, marketing, or recommending to another party any transaction or matter addressed herein.

THE PROCTER & GAMBLE COMPANY
[NAME]

To Accept Your Restricted Stock Unit Grant

Read and check each of the boxes below:

I have read, understand and agree to be bound by each of:

The terms of this letter; The Procter & Gamble 2001 Stock and Incentive Plan; Regulations of the Committee; Terms and Conditions Form [CODE] and the Employee Acknowledgement and Consent Form.

I accept the Restricted Stock Unit grant detailed above. (To accept this option, you must also check the box above.)

To Reject Your Restricted Stock Unit Grant

Read and check each of the boxes below:

I have read and understand the terms noted above. I do not agree to be bound by these terms, and hereby reject the Restricted Stock Unit grant detailed above.

Form KM

THE PROCTER & GAMBLE COMPANY

STATEMENT OF TERMS AND CONDITIONS FOR KEY MANAGER RESTRICTED STOCK

UNITS

THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN

The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.	Definitions.

For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2009 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.

(a) “Data” has the meaning described in Section 6;

(b) “Disability” shall have the meaning provided under Internal Revenue Code Section 409A and corresponding regulations (collectively “Section 409A”).

(c) “Forfeiture Date” is the date identified as such in your Award Letter;

(d) “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.

(e) “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;

(f) “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

(g) “Procter & Gamble” means the Company and/or its Subsidiaries;

(h) “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the Original Settlement Date;

(i) “Separation from Service” shall have the meaning provided under Section 409A.

2.	Transfer and Restrictions.

(a) Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit.

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(b) During the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) your Disability; (ii) death; (iii) Retirement in accordance with the provisions of any appropriate Retirement plan of Procter & Gamble that occurs more than six months from the Grant Date; or (iv) Special Separation that occurs more than six months from the Grant Date. In the event of your death or Disability during the Forfeiture Period, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability. In the event of your Retirement or Special Separation that occurs more than six months from the Grant Date, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your Retirement or Special Separation.

(c) Upon your death or upon your Disability, while you hold Restricted Stock Units, your Original Settlement Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability, as applicable.

(d) Upon the occurrence of a Change in Control and in the event Article L, Paragraph 4(b) of the Plan applies, then notwithstanding anything in the Plan to the contrary (including Article L, Paragraph 4(b)(iv)), (i) the Forfeiture Date (if any) shall become the date the Change in Control occurred, (ii) if the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement Date will become the date the Change in Control occurred, and the award will be settled in accordance with the terms of the Plan, and (iii) if the Change in Control does not meet the Section 409A requirements, your award will be settled on the Original Settlement Date.

(e) From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.

(f) Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect.

3.	Voting and Other Shareholder Rights.

A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

4.	Suspension Periods and Termination.

The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

5.	Consent.

By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of

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Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

6.	Data Privacy.

By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

7.	Notices.

(a) Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

The Procter & Gamble Company

ATTN: Corporate Secretary’s Office

P.O. Box 599

Cincinnati, OH 45201

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Form KM

or such other address as Procter & Gamble may from time to time provide to you in writing.

(b) Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

8.	Successors and Assigns.

These Terms and Conditions are binding on, and inure to the benefit of, (a) the Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

9.	Governing Law.

The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction’s conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

10.	The Plan.

All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan, including but not limited to Article F, apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

11.	Effect of These Terms and Conditions.

These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

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Form KMW

THE PROCTER & GAMBLE COMPANY

STATEMENT OF TERMS AND CONDITIONS FOR KEY MANAGER RESTRICTED STOCK

UNITS

THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN

The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.	Definitions.

For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2009 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.

(a) “Data” has the meaning described in Section 6;

(b) “Disability” shall have the meaning provided under Internal Revenue Code Section 409A and corresponding regulations (collectively “Section 409A”);

(c) “Forfeiture Date” is the date identified as such in your Award Letter;

(d) “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.

(e) “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;

(f) “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

(g) “Procter & Gamble” means the Company and/or its Subsidiaries;

(h) “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the Original Settlement Date;

(i) “Separation from Service” shall have the meaning provided under Section 409A.

2.	Transfer and Restrictions.

(a) Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit.

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(b) During the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) your Disability; (ii) death; (iii) Retirement in accordance with the provisions of any appropriate Retirement plan of Procter & Gamble; or (iv) Special Separation. In the event of your death or Disability during the Forfeiture Period, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability. In the event of your Retirement or Special Separation, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company the date of your Retirement or Special Separation.

(c) Upon your death or upon your Disability while you hold Restricted Stock Units, your Original Settlement Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability, as applicable.

(d) Upon the occurrence of a Change in Control and in the event Article L, Paragraph 4(b) of the Plan applies, then notwithstanding anything in the Plan to the contrary (including Article L, Paragraph 4(b)(iv)), (i)the Forfeiture Date (if any) shall become the date the change in Control occurred, (ii) if the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement Date will become the date the Change in Control occurred, and the award will be settled in accordance with the terms of the Plan, and (iii) if the Change in Control does not meet the Section 409A requirements, your award will be settled on the Original Settlement Date.

(e) From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.

(f) Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect.

3.	Voting and Other Shareholder Rights.

A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

4.	Suspension Periods and Termination.

The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

5.	Consent.

By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units,

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Form KMW

even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

6.	Data Privacy.

By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

7.	Notices.

(a) Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

The Procter & Gamble Company

ATTN: Corporate Secretary’s Office

P.O. Box 599

Cincinnati, OH 45201

10-13-09

Form KMW

or such other address as Procter & Gamble may from time to time provide to you in writing.

(b) Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

8.	Successors and Assigns.

These Terms and Conditions are binding on, and inure to the benefit of, (a) the Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

9.	Governing Law.

The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction’s conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

10.	The Plan.

All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan, including but not limited to Article F, apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

11.	Effect of These Terms and Conditions.

These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

10-13-09

Form OPN

THE PROCTER & GAMBLE COMPANY

STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS

THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN

The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.	Definitions.

For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2009 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.

(a) “Agreed Settlement Date” has the meaning described in Section 2(b);

(b) “Data” has the meaning described in Section 7;

(c) “Disability” shall have the meaning provided under Internal Revenue Code Section 409A and corresponding regulations (collectively “Section 409A”);

(d) “Dividend Equivalents” has the meaning described in Section 3;

(e) “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;

(f) “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

(g) “Procter & Gamble” means the Company and/or its Subsidiaries;

(h) “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the later of the Original Settlement Date or the Agreed Settlement Date;

(i) “Settlement Period” means the period from the Grant Date until the later of the Original Settlement Date or the Agreed Settlement Date;

(j) “Separation from Service” shall have the meaning provided under Section 409A.

2.	Transfer and Restrictions.

(a) Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit (including all rights to Dividend Equivalents).

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Form OPN

(b) At any time at least one calendar year prior to the Original Settlement Date, you and the Company may agree to postpone the date on which you are entitled to receive one share of Common Stock for each Restricted Stock Unit you hold, according to the deferral terms in place at the time, and provided the new date (the “Agreed Settlement Date”) is at least five years from the Original Settlement Date.

(c) Upon your death or upon your Disability while you hold Restricted Stock Units and/or Dividend Equivalents, your Original Settlement Date (or Agreed Settlement Date, if applicable) will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability, as applicable.

(d) Upon the occurrence of a Change in Control and in the event Article L, Paragraph 4(b) of the Plan applies, then notwithstanding anything in the Plan to the contrary (including Article L, Paragraph 4(b)(iv)), (i) if the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement Date (or Agreed Settlement Date, if applicable) will become the date the Change in Control occurred, and the award will be settled in accordance with the terms of the Plan and (ii) if the Change in Control does not meet the Section 409A requirements, your award will be settled on the Original Settlement Date (or Agreed Settlement Date, if applicable).

(e) From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, to agree to an Agreed Settlement Date, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.

(f) Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect and you will cease to receive Dividend Equivalents associated with the Restricted Stock Units.

3.	Dividend Equivalents.

As a holder of Restricted Stock Units, during the Settlement period, each time a cash dividend or other cash distribution is declared with respect to Common Stock, you will receive additional Restricted Stock Units (“Dividend Equivalents”). The number of such additional Restricted Stock Units will be determined as follows: multiply the number of Restricted Stock Units currently held by the per share amount of the cash dividend or other cash distribution on the Common Stock, and then divide the result by the price of the Common Stock on the date of the dividend or distribution. These Dividend Equivalent Restricted Stock Units will be subject to the same terms and conditions as the original Restricted Stock Units that gave rise to them, including forfeiture and settlement terms, except that if there is a fractional number of Dividend Equivalent Restricted Stock Units on the date they are to be settled, you will receive one share of Common Stock for the fractional Dividend Equivalent Restricted Stock Units.

4.	Voting and Other Shareholder Rights.

A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

10-13-09

Form OPN

5.	Suspension Periods and Termination.

The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

6.	Consent.

By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by the Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

7.	Data Privacy.

By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the

10-13-09

Form OPN

plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

8.	Notices.

(a) Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

The Procter & Gamble Company

ATTN: Corporate Secretary’s Office

P.O. Box 599

Cincinnati, OH 45201

or such other address as Procter & Gamble may from time to time provide to you in writing.

(b) Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

9.	Successors and Assigns.

These Terms and Conditions are binding on, and inure to the benefit of, (a) the Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

10.	Governing Law.

The validity, interpretation, performance and enforcements of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction’s conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

11.	The Plan.

All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan, including but not limited to Article F, apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

12.	Effect of These Terms and Conditions.

These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

10-13-09

Form RTD

THE PROCTER & GAMBLE COMPANY

STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS

THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN

The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.	Definitions.

For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2009 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.

(a) “Agreed Settlement Date” has the meaning described in Section 2(c);

(b) “Data” has the meaning described in Section 7;

(c) “Disability” shall have the meaning provided under Internal Revenue Code Section 409A and corresponding regulations (collectively “Section 409A”);

(d) “Dividend Equivalents” has the meaning described in Section 3;

(e) “Forfeiture Date” is the date identified as such in your Award Letter;

(f) “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.

(g) “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;

(h) “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

(i) “Procter & Gamble” means the Company and/or its Subsidiaries;

(j) “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the later of the Original Settlement Date or the Agreed Settlement Date;

(k) “Separation from Service” shall have the meaning provided under Section 409A.

2.	Transfer and Restrictions.

(a) Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit (including all rights to Dividend Equivalents).

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Form RTD

(b) During the Forfeiture Period, your Restricted Stock Units (including all rights to receive Dividend Equivalents) will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) your Disability; (ii) your retirement in accordance with the provisions of any appropriate retirement plan of Procter & Gamble; (iii) death; or (iv) in certain circumstances, your Special Separation. In the event of your death or Disability during the Forfeiture Period, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability. In the event of your retirement in accordance with the provisions of any appropriate retirement plan of Procter & Gamble during the Forfeiture Period, you will retain your Restricted Stock Units subject to the Plan and these Terms and Conditions. In the event of your Special Separation during the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled unless otherwise agreed to in writing by the Company.

(c) At any time at least one calendar year prior to the Original Settlement Date, you and the Company may agree to postpone the date on which you are entitled to receive one share of Common Stock for each Restricted Stock Unit you hold, according to the deferral terms in place at the time, and provided the new date (the “Agreed Settlement Date”) is at least five years from the Original Settlement Date.

(d) Upon your death or upon your Disability while you hold Restricted Stock Units and/or Dividend Equivalents, your Original Settlement Date (or Agreed Settlement Date, if applicable) will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability, as applicable.

(e) Upon the occurrence of a Change in Control and in the event Article L, Paragraph 4(b) of the Plan applies, then notwithstanding anything in the Plan to the contrary (including Article L, Paragraph 4(b)(iv)), (i) the Forfeiture Date (if any) shall become the date the Change in Control occurred, (ii) if the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement Date (or Agreed Settlement Date, if applicable) will become the date the change in Control occurred, and the award will be settled in accordance with the terms of the Plan, and (iii) if the Change in Control does not meet the Section 409A requirements, your award will be settled on the Original Settlement Date (or Agreed Settlement Date, if applicable).

(f) From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, to agree to an Agreed Settlement Date, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.

(g) Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect and you will cease to receive Dividend Equivalents associated with the Restricted Stock Units.

10-13-09

Form RTD

3.	Dividend Equivalents.

As a holder of Restricted Stock Units, during the period from the Grant Date until the Original Settlement Date (or the Agreed Settlement Date, if applicable) whichever is later, each time a cash dividend or other cash distribution is declared with respect to Common Stock, you will receive additional Restricted Stock Units (“Dividend Equivalents”). The number of such additional Restricted Stock Units will be determined as follows: multiply the number of Restricted Stock Units currently held by the per share amount of the cash dividend or other cash distribution on the Common Stock, and then divide the result by the price of the Common Stock on the date of the dividend or distribution. These Dividend Equivalent Restricted Stock Units will be subject to the same terms and conditions as the original Restricted Stock Units that gave rise to them, including forfeiture and settlement terms, except that if there is a fractional number of Dividend Equivalent Restricted Stock Units on the date they are to be settled, you will receive one share of Common Stock for the fractional Dividend Equivalent Restricted Stock Units.

4.	Voting and Other Shareholder Rights.

A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

5.	Suspension Periods and Termination.

The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

6.	Consent

By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

10-13-09

Form RTD

7.	Data Privacy.

By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

8.	Notices.

(a) Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

The Procter & Gamble Company

ATTN: Corporate Secretary’s Office

P.O. Box 599

Cincinnati, OH 45201

or such other address as Procter & Gamble may from time to time provide to you in writing.

(b) Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

9.	Successors and Assigns.

These Terms and Conditions are binding on, and inure to the benefit of, (a) The Procter & Gamble Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

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Form RTD

10.	Governing Law.

The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction’s conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

11.	The Plan.

All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan, including but not limited to Article F, apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

12.	Effect of These Terms and Conditions.

These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

10-13-09

Form RTD-A

THE PROCTER & GAMBLE COMPANY

STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS

THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN

The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.	Definitions.

For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2009 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.

(a) “Agreed Settlement Date” has the meaning described in Section 2(c);

(b) “Data” has the meaning described in Section 7;

(c) “Disability” shall have the meaning provided under Internal Revenue Code Section 409A and corresponding regulations (collectively “Section 409A”);

(d) “Dividend Equivalents” has the meaning described in Section 3;

(e) “Forfeiture Date” is the date identified as such in your Award Letter;

(f) “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.

(g) “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;

(h) “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

(i) “Procter & Gamble” means the Company and/or its Subsidiaries;

(j) “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the later of the Original Settlement Date or the Agreed Settlement Date;

(k) “Separation from Service” shall have the meaning provided under Section 409A.

10-13-09

Form RTD-A

2.	Transfer and Restrictions.

(a) Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit (including all rights to Dividend Equivalents).

(b) During the Forfeiture Period, your Restricted Stock Units (including all rights to receive Dividend Equivalents) will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) your Disability; (ii) death; or (iii) in certain circumstances, your Special Separation. In the event of your death or Disability during the Forfeiture Period, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability. In the event of your Special Separation during the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled unless otherwise agreed to in writing by the Company.

(c) At any time at least one calendar year prior to the Original Settlement Date, you and the Company may agree to postpone the date on which you are entitled to receive one share of Common Stock for each Restricted Stock Unit you hold, according to the deferral terms in place at the time, and provided the new date (the “Agreed Settlement Date”) is at least five years from the Original Settlement Date.

(d) Upon your death or upon your Disability while you hold Restricted Stock Units and/or Dividend Equivalents, your Original Settlement Date (or Agreed Settlement Date, if applicable) will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability, as applicable.

(e) Upon the occurrence of a Change in Control and in the event Article L, Paragraph 4(b) of the Plan applies, then notwithstanding anything in the Plan to the contrary (including Article L, Paragraph 4(b) (iv)), (i) the Forfeiture Date (if any) shall become the date the Change in Control occurred, (ii) if the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement date (or Agreed Settlement Date, if applicable) will become the date the Change in Control occurred, and the award will be settled in accordance with the terms of the Plan, and (iii) if the Change in Control does not meet the Section 409A requirements, award will be settled on the Original Settlement Date (or Agreed Settlement Date, if applicable).

(f) From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, to agree to an Agreed Settlement Date, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.

(g) Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect and you will cease to receive Dividend Equivalents associated with the Restricted Stock Units.

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Form RTD-A

3.	Dividend Equivalents.

As a holder of Restricted Stock Units, during the period from the Grant Date until the Original Settlement Date (or the Agreed Settlement Date, if applicable) whichever is later, each time a cash dividend or other cash distribution is declared with respect to Common Stock, you will receive additional Restricted Stock Units (“Dividend Equivalents”). The number of such additional Restricted Stock Units will be determined as follows: multiply the number of Restricted Stock Units currently held by the per share amount of the cash dividend or other cash distribution on the Common Stock, and then divide the result by the price of the Common Stock on the date of the dividend or distribution. These Dividend Equivalent Restricted Stock Units will be subject to the same terms and conditions as the original Restricted Stock Units that gave rise to them, including forfeiture and settlement terms, except that if there is a fractional number of Dividend Equivalent Restricted Stock Units on the date they are to be settled, you will receive one share of Common Stock for the fractional Dividend Equivalent Restricted Stock Units.

4.	Voting and Other Shareholder Rights.

A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

5.	Suspension Periods and Termination.

The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

6.	Consent.

By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

10-13-09

Form RTD-A

7.	Data Privacy.

By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

8.	Notices.

(a) Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

The Procter & Gamble Company

ATTN: Corporate Secretary’s Office

P.O. Box 599

Cincinnati, OH 45201

or such other address as Procter & Gamble may from time to time provide to you in writing.

(b) Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

9.	Successors and Assigns.

These Terms and Conditions are binding on, and inure to the benefit of, (a) The Procter & Gamble Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

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Form RTD-A

10.	Governing Law.

The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction’s conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

11.	The Plan.

All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan, including but not limited to Article F, apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

12.	Effect of These Terms and Conditions.

These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

10-13-09

Form RTD - C

THE PROCTER & GAMBLE COMPANY

STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS

THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN

The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.	Definitions.

For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2009 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.

(a) “Agreed Settlement Date” has the meaning described in Section 2(c);

(b) “Data” has the meaning described in Section 8;

(c) “Disability” shall have the meaning provided under Internal Revenue Code Section 409A and corresponding regulations (collectively “Section 409A”);

(d) “Dividend Equivalents” has the meaning described in Section 4;

(e) “Forfeiture Date” is the date identified as such in your Award Letter;

(f) “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.

(g) “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;

(h) “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

(i) “Procter & Gamble” means the Company and/or its Subsidiaries;

(j) “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the later of the Original Settlement Date or the Agreed Settlement Date.

(k) “Separation from Service” shall have the meaning provided under Section 409A .

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Form RTD - C

2.	Transfer and Restrictions.

(a) Except as set forth in Section 3 herein, neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit (including all rights to Dividend Equivalents).

(b) During the Forfeiture Period, your Restricted Stock Units (including all rights to receive Dividend Equivalents) will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) your Disability; (ii) death; or (iii) in certain circumstances, your Special Separation. In the event of your death or Disability during the Forfeiture Period, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability. In the event of your Special Separation during the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled unless otherwise agreed to in writing by the Company.

(c) At any time at least one calendar year prior to the Original Settlement Date, you and the Company may agree to postpone the date on which you are entitled to receive one share of Common Stock for each Restricted Stock Unit you hold, according to the deferral terms in place at the time, and provided the new date (the “Agreed Settlement Date”) is at least five years from the Original Settlement Date.

(d) Upon your death or upon your Disability while you hold Restricted Stock Units and/or Dividend Equivalents, your Original Settlement Date (or Agreed Settlement Date, if applicable) will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability, as applicable.

(e) Upon the occurrence of a Change in Control and in the event Article L, Paragraph 4(b) of the Plan applies, then notwithstanding anything in the Plan to the contrary (including Article L, Paragraph 4(b)(iv)), (i) the Forfeiture Date (if any) shall become the date the Change in Control occurred, (ii) if the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement Date (or Agreed Settlement Date, if applicable) will become the date the change in Control occurred, and the award will be settled in accordance with the terms of the Plan, and (iii) if the Change in Control does not meet the Section 409A requirements, your award will be settled on the Original Settlement Date (or Agreed Settlement Date, if applicable).

(f) From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, to agree to an Agreed Settlement Date, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.

(g) Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, or you have exercised the conversion right described in Section 3 below, the Restricted Stock Units will have no further value, force or effect and you will cease to receive Dividend Equivalents associated with the Restricted Stock Units.

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Form RTD - C

3.	Conversion to Deferred Compensation Plan.

(a) You are entitled to convert all or a portion of the Restricted Stock Units awarded to you as set forth in the letter and Dividend Equivalents into a contribution to The Procter & Gamble Deferred Compensation Plan (the “Deferred Compensation Plan”) once you reach age 50. Any such conversions must be completed during one of the Company’s open window periods for executives and are subject to the Company’s Insider Trading Policy and any other restrictions in place at the time of conversion (claw-back provisions, share ownership requirements, etc.).

(b) The value of any contribution to the Deferred Compensation Plan resulting from the conversion of Restricted Stock Units and Dividend Equivalents shall be determined by multiplying the number of Restricted Stock Units to be converted by the closing price of the Company’s common stock on the New York Stock Exchange on the date of conversion.

(c) Contributions to the Deferred Compensation Plan resulting from the conversion of Restricted Stock Units will be placed into a notional account and administered in accordance with the terms and conditions set forth in that plan, as amended.

4.	Dividend Equivalents.

As a holder of Restricted Stock Units, during the period from the Grant Date until the Original Settlement Date (or the Agreed Settlement Date, if applicable) whichever is later, each time a cash dividend or other cash distribution is declared with respect to Common Stock, you will receive additional Restricted Stock Units (“Dividend Equivalents”). The number of such additional Restricted Stock Units will be determined as follows: multiply the number of Restricted Stock Units currently held by the per share amount of the cash dividend or other cash distribution on the Common Stock, and then divide the result by the price of the Common Stock on the date of the dividend or distribution. These Dividend Equivalent Restricted Stock Units will be subject to the same terms and conditions as the original Restricted Stock Units that gave rise to them, including forfeiture and settlement terms, except that if there is a fractional number of Dividend Equivalent Restricted Stock Units on the date they are to be settled, you will receive one share of Common Stock for the fractional Dividend Equivalent Restricted Stock Units.

5.	Voting and Other Shareholder Rights.

A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

6.	Suspension Periods and Termination.

The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

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Form RTD - C

7.	Consent.

By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

8.	Data Privacy.

By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

10-13-09

Form RTD - C

9.	Notices.

(a) Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

The Procter & Gamble Company

ATTN: Corporate Secretary’s Office

P.O. Box 599

Cincinnati, OH 45201

or such other address as Procter & Gamble may from time to time provide to you in writing.

(b) Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

10.	Successors and Assigns.

These Terms and Conditions are binding on, and inure to the benefit of, (a) The Procter & Gamble Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

11.	Governing Law.

The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction’s conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

12.	The Plan.

All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan, including but not limited to Article F, apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

13.	Effect of These Terms and Conditions.

These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

10-13-09

Form RTN2

THE PROCTER & GAMBLE COMPANY

STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS

THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN

The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.	Definitions.

For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2009 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.

(a) “Data” has the meaning described in Section 6;

(b) “Disability” shall have the meaning provided under Internal Revenue Code Section 409A and corresponding regulations (collectively “Section 409A”);

(c) “Forfeiture Date” is the date identified as such in your Award Letter;

(d) “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.

(e) “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;

(f) “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

(g) “Procter & Gamble” means the Company and/or its Subsidiaries;

(h) “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the Original Settlement Date;

(i) “Separation from Service” shall have the meaning provided under Section 409A.

2.	Transfer and Restrictions.

(a) Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit.

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Form RTN2

(b) During the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) your Disability; (ii) death; or (iii) in certain circumstances, your Special Separation. In the event of your death or Disability during the Forfeiture Period, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability. In the event of your Special Separation during the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled unless otherwise agreed to in writing by the Company.

(c) Upon your death or upon your Disability while you hold Restricted Stock Units, your Original Settlement Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability, as applicable.

(d) Upon the occurrence of a Change in control and in the event Article L, Paragraph 4(b) of the Plan applies, then notwithstanding anything in the Plan to the contrary (including Article L, Paragraph 4(b) (iv), (i) the Forfeiture Date (if any) shall become the date the Change in Control occurred, (ii) if the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement Date will become the date the Change in Control occurred, and the award will be settled in accordance with the terms of the Plan and (iii) if the Change in Control does not meet the Section 409A requirements, your award will be settled on the Original Settlement Date.

(e) From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.

(f) Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect.

3.	Voting and Other Shareholder Rights.

A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

4.	Suspension Periods and Termination.

The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

5.	Consent.

By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted

10-13-09

Form RTN2

Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

6.	Data Privacy.

By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

7.	Notices.

(a) Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

The Procter & Gamble Company

ATTN: Corporate Secretary’s Office

P.O. Box 599

Cincinnati, OH 45201

10-13-09

Form RTN2

or such other address as Procter & Gamble may from time to time provide to you in writing.

(b) Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

8.	Successors and Assigns.

These Terms and Conditions are binding on, and inure to the benefit of, (a) the Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

9.	Governing Law.

The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction’s conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

10.	The Plan.

All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan, including but not limited to Article F, apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

11.	Effect of These Terms and Conditions.

These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

10-13-09

Form RTN

THE PROCTER & GAMBLE COMPANY

STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS

THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN

The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.	Definitions.

For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2009 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.

(a) “Data” has the meaning described in Section 7;

(b) “Disability” shall have the meaning provided under Internal Revenue Code Section 409A and corresponding regulations (collectively “Section 409A”);

(c) “Dividend Equivalents” has the meaning described in Section 3;

(d) “Forfeiture Date” is the date identified as such in your Award Letter;

(e) “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.

(f) “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;

(g) “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

(h) “Procter & Gamble” means the Company and/or its Subsidiaries;

(i) “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the Original Settlement Date;

(j) “Separation from Service” shall have the meaning provided under Section 409A.

2.	Transfer and Restrictions.

(a) Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit (including all rights to receive Dividend Equivalents).

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Form RTN

(b) During the Forfeiture Period, your Restricted Stock Units (including all rights to receive Dividend Equivalents) will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) your Disability; (ii) death; or (iii) in certain circumstances, your Special Separation. In the event of your death or Disability during the Forfeiture Period, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability. In the event of your Special Separation during the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled unless otherwise agreed to in writing by the Company.

(c) Upon your death or upon your Disability while you hold Restricted Stock Units and/or Dividend Equivalents, your Original Settlement Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability, as applicable.

(d) Upon the occurrence of a Change in Control and in the event Article L, Paragraph 4(b) of the Plan applies, then notwithstanding anything in the Plan to the contrary (including Article L, Paragraph 4(b)(iv)), (i) the Forfeiture Date (if any) shall become the date the Change in Control occurred, (ii) if the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement Date will become the date the Change in Control occurred, and the award will be settled in accordance with the terms of the Plan, and (iii) if the Change in Control does not meet the Section 409A requirements, your award will be settled on the Original Settlement Date.

(e) From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.

(f) Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect and you will cease to receive Dividend Equivalents associated with the Restricted Stock Units.

3.	Dividend Equivalents.

As a holder of Restricted Stock Units, during the period from the Grant Date until the Original Settlement Date, each time a cash dividend or other cash distribution is declared with respect to Common Stock, you will receive additional Restricted Stock Units (“Dividend Equivalents”). The number of such additional Restricted Stock Units will be determined as follows: multiply the number of Restricted Stock Units currently held by the per share amount of the cash dividend or other cash distribution on the Common Stock, and then divide the result by the price of the Common Stock on the date of the dividend or distribution. These Dividend Equivalent Restricted Stock Units will be subject to the same terms and conditions as the original Restricted Stock Units that gave rise to them, including forfeiture and settlement terms, except that if there is a fractional number of Dividend Equivalent Restricted Stock Units on the date they are to be settled, you will receive one share of Common Stock for the fractional Dividend Equivalent Restricted Stock Units.

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Form RTN

4.	Voting and Other Shareholder Rights.

A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

5.	Suspension Periods and Termination.

The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

6.	Consent.

By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

7.	Data Privacy.

By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data

10-13-09

Form RTN

privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

8.	Notices.

(a) Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

The Procter & Gamble Company

ATTN: Corporate Secretary’s Office

P.O. Box 599

Cincinnati, OH 45201

or such other address as Procter & Gamble may from time to time provide to you in writing.

(b) Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

9.	Successors and Assigns.

These Terms and Conditions are binding on, and inure to the benefit of, (a) the Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

10.	Governing Law.

The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction’s conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

11.	The Plan.

All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan, including but not limited to Article F, apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

10-13-09

Form RTN

12.	Effect of These Terms and Conditions.

These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

10-13-09

FORM SRS

10/13/09

PROCTER & GAMBLE

STATEMENT OF CONDITIONS AND RESTRICTIONS

THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN

The shares of Common Stock of The Procter & Gamble Company (the “Restricted Shares”) awarded to you as stated in the accompanying letter have been transferred to you on the express condition that these Restricted Shares, and your ownership thereof, are subject to the following conditions and restrictions:

1.	Restrictions and Conditions on Shares —

(a) Neither these Restricted Shares nor any of your interest therein may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time except as specifically permitted or otherwise required by the terms of this Statement.

(b) In the event that your employment with Procter & Gamble terminates for any reason except as set forth in Section 4(a)(ii) below prior to the vesting date shown in the accompanying letter, you will be deemed to have received delivery on the date of the termination of your employment a written demand by the Company to sell to the Company within ten (10) days any of these Restricted Shares where the conditions and restrictions have not lapsed as set forth in paragraph 4 below at a price of ten cents ($.10) per share, which price is subject to adjustment as hereinafter provided. For the purpose of this subparagraph, your employment with Procter & Gamble shall not be deemed to terminate by reason of your being on leave of absence for any purpose approved in writing by the Company.

(c) In the event that you shall at any time attempt to sell, exchange, transfer, pledge, hypothecate, give or otherwise dispose of any of the Restricted Shares, or any interest therein, in violation of the terms and conditions of this Statement, you will be required, within ten (10) days after delivery to you of a written demand by the Company made within ninety (90) days after the occurrence of such event, to sell to the Company all Restricted Shares then registered in your name with respect to which the conditions and restrictions set forth in this Statement are still in effect at a price of ten cents ($.10) per share, which price is subject to adjustment as hereinafter provided.

(d) (i) The determination as to whether an event has occurred requiring a sale of Restricted Shares to the Company in accordance with any provision of this paragraph 1, paragraph 7 following or any other provision of this Statement shall be made by the Compensation and Leadership Development Committee (the “Committee”) in its sole discretion, and all determinations of the Committee with respect thereto shall in all respects be conclusive upon you and any persons claiming under or through you.

(ii) If you shall at any time be required to sell any or all of these Restricted Shares to the Company pursuant to any provisions of this paragraph 1, paragraph 7 following or any other provision in this Statement, you shall, effective on the date of the delivery or deemed delivery of the Company’s demand to you, cease to have any rights as a shareholder with respect to the Restricted Shares so required to be sold, or any interest therein; and, without limitation, you shall cease to be entitled to receive any future dividends upon such Restricted Shares with record dates occurring after the date of delivery of such demand; and in the event that for any reason you shall receive any such dividends upon such Restricted Shares you will be required to repay the Company an amount equal to such dividends.

This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.

(iii) If you shall at any time be required to sell any or all of these Restricted Shares to the Company pursuant to the provisions of this paragraph 1, paragraph 7 following or any other provision in this Statement, and if within thirty (30) days after delivery or deemed delivery to you of the Company’s demand you have not delivered a stock power or other instrument of transfer appropriately executed in blank, together with any certificates which you may hold representing such Restricted Shares to the Secretary of the Company at the Executive Offices of The Procter & Gamble Company, P. O. Box 599, Cincinnati, Ohio 45201, the Company may thereupon cause to be mailed to you, in the manner and at the address specified in paragraph 8(b) following, its check payable to your order in the amount of the purchase price for such shares provided for in this Statement and direct the Transfer Agent and Registrar of the Company’s Common Stock to make appropriate entries upon their records showing the cancellation of such certificates and return the shares represented thereby to the Company.

2.	Shareholder Rights —

Effective upon the date of award of these Restricted Shares you shall for all purposes be a holder of record of these Restricted Shares and shall thereafter have all rights of a common shareholder with respect to such shares (including the right to vote such shares at any meeting of common shareholders of The Procter & Gamble Company and the right to receive all dividends paid with respect to such shares), subject only to the conditions and restrictions imposed by this Statement. Until such conditions and restrictions have lapsed with respect to any restricted Shares, any certificate for such shares will bear a legend to the effect that they were issued or transferred subject to, and may be sold or otherwise disposed of only in accordance with, the terms of this Statement.

3.	Adjustments in Case of Stock Dividends, Stock Splits, etc. —

In the event that, as the result of a stock dividend, stock split, recapitalization, merger, consolidation, reorganization, or other event, you shall, as the owner of Restricted Shares, be entitled to new, additional or different shares or securities: (a) such new, additional or different shares or securities shall for all purposes be deemed “Restricted Shares,” (b) all of the terms of this Statement shall be applicable thereto as modified by this paragraph 3, (c) the purchase price of ten cents ($.10) per share and all of the computations provided for in this Statement shall, if and to the extent required, be appropriately adjusted, and (d) any certificates or other instruments evidencing such new, additional or different shares or securities shall bear the legend referred to in paragraph 2; provided, however, any fractional shares and any pre-emptive or other rights or warrants to purchase securities issued to you as a holder of Restricted Shares in connection with a public offering will be issued to you free and clear of all conditions and restrictions imposed by this Statement.

4.	Lapse of Conditions and Restrictions —

(a) The conditions and restrictions set forth in paragraph 1 above shall lapse as follows:

(i) The conditions and restrictions on the Restricted Shares shall lapse on the dates set forth in the accompanying letter.

(ii) In the event your employment with Procter & Gamble terminates as a result of your death or permanent disability, the conditions and restrictions on these Restricted Shares shall lapse in their entirety.

(b) The Committee may accelerate the lapse of conditions and restrictions on all or any part of the Restricted Shares in the case of hardship which in the sole judgment of the Committee justifies such action.

(c) When the conditions and restrictions lapse with respect to Restricted Shares pursuant to this paragraph 4, the Company will deliver to you, or your legal representative in case of death, promptly after surrender of any certificate(s) for such Restricted Shares to the Treasurer of The Procter & Gamble Company, Cincinnati, Ohio 45201, one or more certificates for a like number of shares, free of any legend.

5.	Company Right to Terminate Employment and Other Remedies —

Nothing provided herein shall be construed to affect in any way the right or power of the Company to terminate your employment at any time for any reason with or without cause, nor to preclude the Company from taking any action or enforcing any remedy available to it with respect to any action or conduct on your part.

6.	Definitions —

(a) The term “Company” as used in this Statement shall mean the corporation which awarded the Restricted Shares to you.

(b) The term “Procter & Gamble” as used in this Statement shall include The Procter & Gamble Company and all corporations, more than 50% of whose capital stock entitled to vote for the election of directors is owned or controlled, directly or indirectly, by The Procter & Gamble Company or by any corporation so controlled by The Procter & Gamble Company, if and as long as such corporations are so controlled.

7.	Additional Documents —

a It is the intention of the Company that this grant of Restricted Shares shall meet the requirements of, and result in the application of, the rules prescribed by Section 83 of the Internal Revenue Code of 1986, as in effect at the date hereof, and applicable Regulations thereunder. Accordingly, each and every provision shall be construed and interpreted in such manner as to conform with such intention and the Company reserves the right to execute and to require you to execute any further agreements or other instruments which may be effective as of the date of award of these Restricted Shares, including, but without limitation, an instrument modifying or correcting any provision hereof, or of the letter advising you of the award or any action taken hereunder or contemporaneously herewith, and to take any other action, which may be effective as of the date of award of these Restricted Shares, that, in the opinion of counsel for the Company, may be necessary or desirable to carry out such intention.

(b) If you fail, refuse or neglect to execute and deliver any instrument or document or to take any action requested by the Company or Committee to be executed or taken by you pursuant to the provisions of paragraph 7(a) above for a period of thirty (30) days after the date of such request, the Committee may require you, within ten (10) days after delivery to you of a written demand by the Company, to sell to the Company all of the Restricted Shares then registered in your name with respect to which the conditions and restrictions set forth in this Statement are still in effect at a price of ten cents ($.10) per share, which price is subject to adjustment as herein provided.

8.	Notices —

(a) Any notice to the Company under or pursuant to the conditions and restrictions of this Statement shall be deemed to have been delivered to the Company when delivered in person to the Secretary of the Company or when deposited in the mails, by certified or registered mail, addressed to the Secretary of the Company at the Executive Offices of The Procter & Gamble Company, P.O. Box 599, Cincinnati, Ohio 45201, or such other address as the Company may from time to time designate in writing by notice to you given pursuant to paragraph 8(b) hereof.

(b) Any notice or demand to you under or pursuant to any provisions of this Statement shall be deemed to have been delivered to you when delivered to you in person or when deposited in the mails, by certified or registered mail, addressed to you at the address on record in the Shareholder Services Department or such other address as you may from time to time designate in writing by notice to the Company given pursuant to paragraph 8(a) above.

9.	The Procter & Gamble 2009 Stock and Incentive Compensation Plan —

The Restricted Shares have been awarded to you pursuant to The Procter & Gamble 2009 Stock and Incentive Compensation Plan adopted and approved by the shareholders of The Procter & Gamble Company on October 13, 2009, and such shares and your ownership thereof shall be in all respects subject to the terms of such Plan, the terms and provisions of which are incorporated herein by reference as applicable.

10.	Successors and Assigns —

The provisions of this Statement shall be binding upon and inure to the benefit of

(a) the Company, its successors and assigns, and

(b) you and, to the extent applicable, your legal representative.

11.	Governing Law —

The validity, interpretation, performance and enforcement of the conditions and restrictions contained in this Statement and your rights in, to and under the Restricted Shares shall for all purposes be governed by the laws of the State of Ohio.

12.	Additional Information Concerning Common Stock —

The following information which appears on certificates representing shares of the Common Stock of the Company is provided pursuant to Section 1701.24(F) of the Ohio Revised Code as pertinent to Restricted Shares awarded or held without issuance of certificates:

(a) The Procter & Gamble Company is organized under the laws of the State of Ohio.

(b) The Restricted Shares are fully paid and non-assessable shares of the Common Stock without par value of the Company.

(c) The name of the person to whom the shares are issued and the number of shares so issued and made subject to this Statement of Conditions and Restrictions are set forth in the accompanying letter.

(d) A copy of the express terms of such shares and of all other classes and series of shares authorized will be mailed to any shareholder without charge within five (5) days after receipt from such shareholder of a written request therefor addressed to the Secretary of The Procter & Gamble Company, P.O. Box 599, Cincinnati, Ohio 45201.

FORM RRS

10/13/09

PROCTER & GAMBLE

STATEMENT OF CONDITIONS AND RESTRICTIONS

THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN

The shares of Common Stock of The Procter & Gamble Company (the “Restricted Shares”) awarded to you as stated in the accompanying letter have been transferred to you on the express condition that these Restricted Shares, and your ownership thereof, are subject to the following conditions and restrictions:

1.	Restrictions and Conditions on Shares —

(a) Neither these Restricted Shares nor any of your interest therein may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time except as specifically permitted or otherwise required by the terms of this Statement.

(b) In the event that your employment with Procter & Gamble terminates, except as the result of your death or disability or your retirement under circumstances permitted by the terms of a Procter & Gamble retirement plan in which you are then a participant, you will be deemed to have received on the date of the termination of your employment a written demand by the Company to sell to the Company within ten (10) days these Restricted Shares at a price of ten cents ($.10) per share, which price is subject to adjustment as hereinafter provided. For the purpose of this subparagraph, your employment with Procter & Gamble shall not be deemed to terminate by reason of your being on leave of absence for any purpose approved in writing by the Company.

(c) In the event that you shall at any time attempt to sell, exchange, transfer, pledge, hypothecate, give or otherwise dispose of any of the Restricted Shares, or any interest therein, in violation of the terms and conditions of this Statement, you will be required, within ten (10) days after delivery to you of a written demand by the Company made within ninety (90) days after the occurrence of such event, to sell to the Company all Restricted Shares then registered in your name with respect to which the conditions and restrictions set forth in this Statement are still in effect at a price of ten cents ($.10) per share, which price is subject to adjustment as hereinafter provided.

(d)(i) The determination as to whether an event has occurred requiring a sale of Restricted Shares to the Company in accordance with any provision of this paragraph 1, paragraph 7 following or any other provision of this Statement shall be made by the Compensation and Leadership Development Committee (the “Committee”) in its sole discretion, and all determinations of the Committee with respect thereto shall in all respects be conclusive upon you and any persons claiming under or through you.

(ii) If you shall at any time be required to sell any or all of these Restricted Shares to the Company pursuant to any provisions of this paragraph 1, paragraph 7 following or any other provision in this Statement, you shall, effective on the date of the delivery of the Company’s demand to you, cease to have any rights as a shareholder with respect to the Restricted Shares so required to be sold, or any interest therein; and, without limitation, you shall cease to be entitled to receive any future dividends upon such Restricted Shares with record dates occurring after the date of delivery of such demand; and in the event that for any reason you shall receive any such dividends upon such Restricted Shares you will be required to repay the Company an amount equal to such dividends.

This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.

(iii) If you shall at any time be required to sell any or all of these Restricted Shares to the Company pursuant to the provisions of this paragraph 1, paragraph 7 following or any other provision in this Statement, and if within thirty (30) days after delivery to you of the Company’s demand you have not delivered a stock power or other instrument of transfer appropriately executed in blank, together with any certificates which you may hold representing such Restricted Shares to the Secretary of the Company at the Executive Offices of The Procter & Gamble Company, P. O. Box 599, Cincinnati, Ohio 45201, the Company may thereupon cause to be mailed to you, in the manner and at the address specified in paragraph 8(b) following, its check payable to your order in the amount of the purchase price for such shares provided for in this Statement and direct the Transfer Agent and Registrar of the Company’s Common Stock to make appropriate entries upon their records showing the cancellation of such certificates and return the shares represented thereby to the Company.

2.	Shareholder Rights —

Effective upon the date of award of these Restricted Shares you shall for all purposes be a holder of record of these Restricted Shares and shall thereafter have all rights of a common shareholder with respect to such shares (including the right to vote such shares at any meeting of common shareholders of The Procter & Gamble Company and the right to receive all dividends paid with respect to such shares), subject only to the conditions and restrictions imposed by this Statement. Until such conditions and restrictions have lapsed with respect to any restricted Shares, any certificate for such shares will bear a legend to the effect that they were issued or transferred subject to, and may be sold or otherwise disposed of only in accordance with, the terms of this Statement.

3.	Adjustments in Case of Stock Dividends, Stock Splits, etc. —

In the event that, as the result of a stock dividend, stock split, recapitalization, merger, consolidation, reorganization, or other event, you shall, as the owner of Restricted Shares, be entitled to new, additional or different shares or securities: (a) such new, additional or different shares or securities shall for all purposes be deemed “Restricted Shares,” (b) all of the terms of this Statement shall be applicable thereto as modified by this paragraph 3, (c) the purchase price of ten cents ($.10) per share and all of the computations provided for in this Statement shall, if and to the extent required, be appropriately adjusted, and (d) any certificates or other instruments evidencing such new, additional or different shares or securities shall bear the legend referred to in paragraph 2; provided, however, any fractional shares and any pre-emptive or other rights or warrants to purchase securities issued to you as a holder of Restricted Shares in connection with a public offering will be issued to you free and clear of all conditions and restrictions imposed by this Statement.

4.	Lapse of Conditions and Restrictions —

(a) The conditions and restrictions set forth in paragraph 1 above shall lapse in their entirety on the earliest of

(i) the date your employment with Procter & Gamble terminates as the result of your death or disability or your retirement under circumstances permitted by the terms of a Procter & Gamble retirement plan in which you are then a participant, provided, however, that the Treasurer of The Procter & Gamble Company may agree to extend the restrictions to a date after retirement to provide for expiration (a) on a date not later than December 15 of the year of retirement; (b) on January 15 of the year following retirement; or (c) in five or ten annual installments beginning on January 15 of the year following retirement, with any such extension to be agreed to only upon your written request made prior to January 1 of the year of your retirement and your agreement not to engage in competitive employment (as defined in Article F(1) of The Procter & Gamble 2009 Stock and Incentive Compensation Plan following retirement until expiration of the restrictions without first obtaining written permission from the Company; or

(ii) the conditions are met causing the restrictions to lapse as a result of a “change in control” (as defined in the Plan) of Procter & Gamble; or

(iii) the date the Committee, in its sole discretion, accepts in writing your written request to accelerate the lapse of conditions and restrictions due to Company approval in writing of your planned retirement under circumstances permitted by the terms of a Procter & Gamble retirement plan in which you are then a participant. In no case will the Committee accept your request to accelerate the lapse of conditions and restrictions prior to October 1 of the calendar year preceding the calendar year of your approved retirement.

(b) The Committee may accelerate the lapse of conditions and restrictions on all or any part of the Restricted Shares in the case of hardship which in the sole judgment of the Committee justifies such action.

(c) When the conditions and restrictions lapse with respect to Restricted Shares pursuant to this paragraph 4, the Company will deliver to you, or your legal representative in case of death, promptly after surrender of any certificate(s) for such Restricted Shares to the Treasurer of The Procter & Gamble Company, Cincinnati, Ohio 45201, one or more certificates for a like number of shares, free of any legend.

5.	Company Right to Terminate Employment and Other Remedies —

Nothing provided herein shall be construed to affect in any way the right or power of the Company to terminate your employment at any time for any reason with or without cause, nor to preclude the Company from taking any action or enforcing any remedy available to it with respect to any action or conduct on your part.

6.	Definitions —

(a) The term “Company” as used in this Statement shall mean the corporation which awarded the Restricted Shares to you.

(b) The term “Procter & Gamble” as used in this Statement shall include The Procter & Gamble Company and all corporations, more than 50% of whose capital stock entitled to vote for the election of directors is owned or controlled, directly or indirectly, by The Procter & Gamble Company or by any corporation so controlled by The Procter & Gamble Company, if and as long as such corporations are so controlled.

7.	Additional Documents —

(a) It is the intention of the Company that this transaction shall meet the requirements of, and result in the application of, the rules prescribed by Section 83 of the Internal Revenue Code of 1986, as in effect at the date hereof, and applicable Regulations thereunder. Accordingly, each and every provision shall be construed and interpreted in such manner as to conform with such intention and the Company reserves the right to execute and to require you to execute any further agreements or other instruments which may be effective as of the date of award of these Restricted Shares, including, but without limitation, an instrument modifying or correcting any provision hereof, or of the letter advising you of the award or any action taken hereunder or contemporaneously herewith, and to take any other action, which may be effective as of the date of award of these Restricted Shares, that, in the opinion of counsel for the Company, may be necessary or desirable to carry out such intention.

(b) If you fail, refuse or neglect to execute and deliver any instrument or document or to take any action requested by the Company or Committee to be executed or taken by you pursuant to the provisions of paragraph 7(a) above for a period of thirty (30) days after the date of such request, the Committee may require you, within ten (10) days after delivery to you of a written demand by the Company, to sell to the Company all of the Restricted Shares then registered in your name with respect to which the conditions and restrictions set forth in this Statement are still in effect at a price of ten cents ($.10) per share, which price is subject to adjustment as herein provided.

8.	Notices —

(a) Any notice to the Company under or pursuant to the conditions and restrictions of this Statement shall be deemed to have been delivered to the Company when delivered in person to the Secretary of the Company or when deposited in the mails, by certified or registered mail, addressed to the Secretary of the Company at the Executive Offices of The Procter & Gamble Company, P.O. Box 599, Cincinnati, Ohio 45201, or such other address as the Company may from time to time designate in writing by notice to you given pursuant to paragraph 8(b) hereof.

(b) Any notice or demand to you under or pursuant to any provisions of this Statement shall be deemed to have been delivered to you when delivered to you in person or when deposited in the mails, by certified or registered mail, addressed to you at the address on record in the Shareholder Services Department or such other address as you may from time to time designate in writing by notice to the Company given pursuant to paragraph 8(a) above.

9.	The Procter & Gamble 2009 Stock and Incentive Compensation Plan —

The Restricted Shares have been awarded to you pursuant to The Procter & Gamble 2009 Stock and Incentive Compensation Plan adopted and approved by the shareholders of The Procter & Gamble Company on October 13, 2009, and such shares and your ownership thereof shall be in all respects subject to the terms of such Plan, the terms and provisions of which are incorporated herein by reference as applicable.

10.	Successors and Assigns —

The provisions of this Statement shall be binding upon and inure to the benefit of

(a) the Company, its successors and assigns, and

(b) you and, to the extent applicable, your legal representative.

11.	Governing Law —

The validity, interpretation, performance and enforcement of the conditions and restrictions contained in this Statement and your rights in, to and under the Restricted Shares shall for all purposes be governed by the laws of the State of Ohio.

12.	Additional Information Concerning Common Stock —

The following information which appears on certificates representing shares of the Common Stock of the Company is provided pursuant to Section 1701.24(F) of the Ohio Revised Code as pertinent to Restricted Shares awarded or held without issuance of certificates:

(a) The Procter & Gamble Company is organized under the laws of the State of Ohio.

(b) The Restricted Shares are fully paid and non-assessable shares of the Common Stock without par value of the Company.

(c) The name of the person to whom the shares are issued and the number of shares so issued and made subject to this Statement of Conditions and Restrictions are set forth in the accompanying letter.

(d) A copy of the express terms of such shares and of all other classes and series of shares authorized will be mailed to any shareholder without charge within five (5) days after receipt from such shareholder of a written request therefor addressed to the Secretary of The Procter & Gamble Company, P.O. Box 599, Cincinnati, Ohio 45201.